HarborView Mortgage Pass-Through Certificates

Series 2005-15

Preliminary Marketing Materials

$1,010,486,370 (Approximate)

Underwriter

The representations and covenants, cashflows and structure with respect to the transaction will comply in all respects with Freddie Mac's Investment Requirements, July 2005 Version.  The transaction is anticipated to be structured as a QSPE.

Underwriter

The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein.  This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited.  The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein.  You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc.  The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.  The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.  In addition, the Underwriter is an affiliate of the depositor.

Underwriter

Preliminary Term Sheet                                                                                         Date Prepared: October 24, 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-15

Mortgage Pass-Through Certificates, Series 2005-15

$183,422,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings Moody’s/S&P/ Fitch
1-A1A	$146,738,000	3.90/4.24	1-123/1-480	Floater (4)	Super Senior Floater	Aaa/AAA/AAA
1-A1B	$36,684,000	3.90/4.24	1-123/1-480	Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
2-A1A1	$187,501,000	Not Marketed Hereby		Floater (4)	Super Senior Floater	Aaa/AAA/AAA
2-A1A2	$96,287,000			Floater (4)	Super Senior Floater	Aaa/AAA/AAA
2-A1B	$118,245,000			Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
2-A1C	$70,947,000			Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
3-A1A1	$100,000,000			Floater (3)	Super Senior Floater Floater	Aaa/AAA/AAA
3-A1A2	$48,487,000			Floater (4)	Super Senior Floater	Aaa/AAA/AAA
3-A1B	$61,870,000			Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
3-A1C	$37,121,000			Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
X-1 (5)	$183,422,140			Variable	Senior IO	Aaa/AAA/AAA
X-2 (6)	$472,980,040			Variable	Senior IO	Aaa/AAA/AAA
X-3A (7)	$100,000,020			Variable	Senior IO	Aaa/AAA/AAA
X-3B (8)	$147,478,020			Variable	Senior IO	Aaa/AAA/AAA
X-B (9)	$106,606,150			Variable	Senior IO	Aa1/AAA/AAA
PO-1 (10)	$40			N/A	Senior PO	Aaa/AAA/AAA
PO-2 (11)	$40			N/A	Senior PO	Aaa/AAA/AAA
PO-3A(12)	$20			N/A	Senior PO	Aaa/AAA/AAA
PO-3B(13)	$20			N/A	Senior PO	Aaa/AAA/AAA
PO-B(14)	$30			N/A	Senior PO	Aa1/AAA/AAA
A-R	$100			Net WAC	Senior Residual	Aaa/AAA/AAA
B-1	$16,673,000			Floater (15)	Subordinate Floater	Aa1/AA+/AA+
B-2	$15,157,000			Floater (15)	Subordinate Floater	Aa2/AA+/AA
B-3	$10,610,000			Floater (15)	Subordinate Floater	Aa3/AA/AA
B-4	$7,579,000			Floater (15)	Subordinate Floater	A1/AA/AA
B-5	$7,579,000			Floater (15)	Subordinate Floater	A2/AA-/A+
B-6	$6,063,000			Floater (15)	Subordinate Floater	A3/A+/A
B-7	$7,073,000			Floater (15)	Subordinate Floater	Baa1/A-/A-
B-8	$5,052,000			Floater (15)	Subordinate Floater	Baa2/BBB+/BBB+
B-9	$4,042,000			Floater (15)	Subordinate Floater	Baa3/BBB/BBB
B-10	$6,063,000			Floater (15)	Subordinate Floater	Ba2/BB+/BBB-
B-11	$14,147,000			Floater (15)	Subordinate Floater	NR/B/NR
B-12	$6,568,120			Floater (15)	Subordinate Floater	NR/NR/NR
Total	$1,010,486,370

(1)

Distributions on the Class 1-A1A, Class 1-A1B, Class PO-1 and Class X-1 Certificates will be derived primarily from a pool of conforming balance adjustable rate mortgage loans (“Group 1 Mortgage Loans”).  Distributions on the Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class PO-2 and Class X-2 Certificates, will be derived primarily from a pool of conforming and non-conforming adjustable rate mortgage loans (“Group 2 Mortgage Loans”).  Distributions on the Class 3-A1A1, Class 3-A1A2, Class 3-A1B, Class 3-A1C, Class PO-3A, Class X-3A, Class PO-3B and Class X-3B Certificates, will be derived primarily from a pool of conforming and non-conforming adjustable rate mortgage loans (“Group 3 Mortgage Loans”).  Distributions on the Class X-B, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11, Class B-12 and Class PO-B Certificates will be derived from the Group 1, Group 2 and Group 3 Mortgage Loans (together, the “Mortgage Loans”).

Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

The WAL and Payment Window for the Class 1-A1A, Class 1-A1B, Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class 3-A1A1, Class 3-A1A2, Class 3-A1B, Class 3-A1C, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates are shown to the first possible Optional Call Date and to maturity.

(3)

On each Distribution Date the Certificate Interest Rate for the Class 3-A1A1 Certificates will be equal to the least of (i) MTA plus the related margin and (ii) the related Net WAC Cap, and (iii) the related Net Maximum Rate Cap.

(4)

On each Distribution Date, the Certificate Interest Rate for the Class 1-A1A, Class 1-A1B,  Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class 3-A1A2, Class 3-A1B and Class 3-A1C Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin will be multiplied by 2.0 in regards to the Class 1-A1A, Class 1-A1B,  Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class 3-A1A2, Class 3-A1B and Class 3-A1C Certificates after the first possible Optional Call Date), (ii) the related  Net WAC Cap and (iii) 11.00%.

(5)

The Class X-1 Certificates will have a notional balance equal to the aggregate certificate balance of the Group 1 Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 1 Net WAC over (ii) the product of (a) the sum of the interest accrued on the Group 1 Certificates (other than the Class X-1 Certificates) during the related accrual period plus the insurance premium attributed to the Class 1-A1B Certificates for such Distribution Date, multiplied by (b) 12, divided by the aggregate principal balance of the Group 1 Certificates as of the first day of the month prior to such distribution date.

(6)

The Class X-2 Certificates will have a notional balance equal to the aggregate certificate balance of Group 2 Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 2 Net WAC over (ii) the product of (a) the sum of the interest accrued on the related Group 2 Certificates (other than the Class X-2 Certificates) during the related accrual period multiplied by (b) 12, divided by the aggregate principal balance of the related Group 2 Certificates as of the first day of the month prior to such distribution date.

(7)

The Class X-3A Certificates will have a notional balance equal to the aggregate certificate balance of the Class 3-A1A1 Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 3 Net WAC over (ii) the product of (a) the sum of the interest accrued on the related Group 3 Certificate (other than the Class X-3A and Class X-3A Certificates) during the related accrual period multiplied by (b) 12, divided by the aggregate principal balance of the related Group 3 Certificates as of the first day of the month prior to such distribution date.

(8)

The Class X-3B Certificates will have a notional balance equal to the aggregate certificate balance of the Class 3-A1A2, Class 3-A1B and Class 3-A1C Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 3 Net WAC over (ii) the product of (a) the sum of the interest accrued on the related Group 3 Certificates (other than the Class X-3A and Class X-3B Certificates) during the related accrual period multiplied by (b) 12, divided by the aggregate principal balance of the related Group 3 Certificates as of the first day of the month prior to such distribution date.

(9)

The Class X-B Certificates will have a notional balance equal to the aggregate certificate balance of the Subordinate Certificates and the Class PO-B Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Subordinate Net WAC over (ii) the product of (a) interest accrued on the Subordinate Certificates (other than the Class X-B Certificates) during the related accrual period and (b) 12, divided by the aggregate principal balance of the Subordinate Certificates and the Class PO-B Certificates as of the first day of the month prior to such distribution date.

(10)

The Class PO-1 Certificates will have an initial principal balance equal to $40, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-1 Certificates, as described herein.  The Class PO-1 will not receive interest distributions.

(11)

The Class PO-2 Certificates will have an initial principal balance equal to $40, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-2 Certificates, as described herein.  The Class PO-2 will not receive interest distributions.

(12)

The Class PO-3A Certificates will have an initial principal balance equal to $20, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-3A Certificates, as described herein.  The Class PO-3A will not receive interest distributions.

(13)

The Class PO-3B Certificates will have an initial principal balance equal to $20, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-3B Certificates, as described herein.  The Class PO-3B will not receive interest distributions.

(14)

The Class PO-B Certificates will have an initial principal balance equal to $30, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-B Certificates, as described herein.  The Class PO-B will not receive interest distributions.

(15)

On each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin will be multiplied by 1.5 for the Subordinate Certificates after the first possible Optional Call Date), (ii) the Subordinate Net WAC Cap and (iii) the Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Underwriter:

Greenwich Capital Markets, Inc.

Insurance Policy

Provider:

XL Capital Assurance, Inc.

Master Servicer:

Wells Fargo Bank, N.A.

Servicer:

GMAC Mortgage Corporation and Washington Mutual Bank, FA.

Trustee:

Deutsche Bank National Trust Company.

Custodian:

Deutsche Bank National Trust Company and GMAC Mortgage Corporation.

Rating Agencies:

S&P, Moody’s and/or Fitch will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date:

October 1, 2005.

Expected Pricing Date:

October 26, 2005.

Closing Date:

On or about October 31, 2005.

Distribution Date:

The 20th day of each month (or if such day is not a business day, the next succeeding business day), commencing in November 2005.

Certificates:

The Class 1-A1A, Class 1-A1B, Class PO-1 and Class X-1 Certificates (collectively the “Group 1 Certificates”), Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class PO-2 and Class X-2 Certificates (collectively the “Group 2 Certificates”), Class 3-A1A1, Class 3-A1A2, Class 3-A1B, Class 3-A1C, Class PO-3A, Class PO-3B, Class X-3A and Class X-3B Certificates (collectively the “Group 3 Certificates”), Class X-B, Class PO-B and Class A-R Certificates (together with the Group 1, Group 2 and Group 3 Certificates, the “Class A Certificates” or the “Senior Certificates”).  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12, (collectively, the “Subordinate Certificates”).  The Class 1-A1A and Class 1-A1B Certificates (collectively, the “Offered Certificates”) are being offered publicly herein.

Accrued Interest:

The price to be paid by investors for the Class 3-A1A1 Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (30 days).

The Senior Certificates (other than the Class 3-A1A1 Certificates) and the Subordinate Certificates will settle flat.

Interest Accrual Period:

The interest accrual period for the Class 3-A1A1 Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

The interest accrual period with respect to the Senior Certificates (other than the Class 3-A1A1 Certificates) and the Subordinate Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates (other than the Class A-R Certificates) and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class 1-A1A, Class 1-A1B, Class X-1, Class PO-1, Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class X-2, Class PO-2, Class 3-A1A, Class 3-A1B, Class X-3, Class PO-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9 and Class B-10 Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class 1-A1A, Class X-1, Class PO-1, Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class X-2, Class PO-2, Class 3-A1A, Class 3-A1B, Class X-3, Class PO-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9 and Class B-10 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:

The Class A Certificates, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the related Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Minimum Denomination:

$25,000 and integral multiples of $1 in excess thereof; provided that the Certificates must be purchased in minimum total investments of $100,000.

Final Maturity Date:

The Distribution Date occurring in October 2045.

Mortgage Loans:

The “Mortgage Loans” consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $1,010,486,370.  The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $205,055,876.  The “Group 2 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $528,764,121.  The “Group 3 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $276,666,373.  On or prior to the Closing Date, it is expected that some of the Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1, 2 or 3 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, none of the Mortgage Loans were still in their one-month fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.500% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110%, 115% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the borrower elects to make the minimum monthly payment and such payment is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 10.55% total subordination.

and

for the Class 1-A1B Certificates only, a monoline insurance policy (“The Policy”).

The Policy:

The policy is for the benefit of the Class 1-A1B Certificates. The policy will unconditionally and irrevocably guarantee payment of (i) the outstanding principal balance of the Class 1-A1B and Certificates on their final maturity date and (ii) accrued and unpaid interest calculated at the certificate rate due on the Class 1-A1B Certificates, as applicable, and (iii) any realized losses allocable to the Class 1-A1B Certificates. The Class 1-A1B certificate insurance policy will not provide credit enhancement for any class of certificates other than the Class 1-A1B Certificates.

Shifting Interest:

Prior to the Distribution Date occurring in November 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the related Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

November 2005 – October 2015

0% Pro Rata Share

November 2015 – October 2016

30% Pro Rata Share

November 2016 – October 2017

40% Pro Rata Share

November 2017 – October 2018

60% Pro Rata Share

November 2018 – October 2019

80% Pro Rata Share

November 2019 and after

100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in November 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of the unscheduled principal payments or (ii) on or after the Distribution Date in November 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of the unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans in the related group, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: to the Subordinate Certificates in reverse order of their numerical designations, in each case until the related class principal balance has been reduced to zero; and to the Senior Certificates (other than the Class X-1, Class X-2, Class X-3A, Class X-3B and Class X-B Certificates) as follows:

1.

Any remaining realized losses on the Group 1 Mortgage Loans will be allocated to the Class A-R, Class 1-A1A, Class 1-A1B, and the Class PO-1 Certificates and the Group 1 component of the Class PO-B, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 1-A1A and Class 1-A1B Certificates will be allocated sequentially to the Class 1-A1B and Class 1-A1A Certificates, in that order, until the related class principal balance has been reduced to zero.

2.

Any remaining realized losses on the Group 2 Mortgage Loans will be allocated to the Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C and the Class PO-2 Certificates and the Group 2 component of the Class PO-B, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates will be allocated sequentially, first, to the Class 2-A1C Certificates, second, to the Class 2-A1B Certificates, and third, pro-rata to the Class 2-A1A1 and Class 2-A1A2 Certificates until the related class principal balance has been reduced to zero.

3.

Any remaining realized losses on the Group 3 Mortgage Loans will be allocated to the Class 3-A1A1, Class 3-A1A2, Class 3-A1B and Class 3-A1C and the Class PO-3A and Class PO-3B Certificates and the Group 3 component of the Class PO-B, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 3-A1A1, Class 3-A1A2, Class 3-A1B and Class 3-A1C Certificates will be allocated sequentially, first, to the Class 3-A1C Certificates, second, to the Class 3-A1B Certificates, and third, pro-rata to the Class 3-A1A1 and Class 3-A1A2 Certificates until the related class principal balance has been reduced to zero.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the master servicing fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A1A and Class 1-A1B Certificates (the “Group 1 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans (and in the case of the Class 1-A1B Certificate only, reduced by the insurance premium rate), adjusted for the related accrual period.

The “Net WAC Cap” for the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates (the “Group 2 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, adjusted for the related accrual period.

The “Net WAC Cap” for the Class 3-A1A1, Class 3-A1A2, Class 3-A1B and Class 3-A1C Certificates (the “Group 3 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 3 Mortgage Loans, in the case of the Class 3-A1A2, Class 3-A1B and Class 3-A1C Certificates adjusted for the related accrual period.

The “Net WAC Cap” applicable for the Subordinate Certificates (the “Subordinate Net WAC Cap”) for any Distribution Date equals the product of (i) the weighted average of the Group 1 Net WAC Cap, the Group 2 Net WAC Cap and Group 3 Net WAC Cap (without taking into account the days adjustment on the Senior Certificates other the Class 3-A1A1 and computed without the adjustments applicable to the Class 1-A1B Certificates)  weighted on the basis of the Group Subordinate Amounts for Group 1, Group 2 and Group 3, multiplied by (ii) the quotient of 30 divided by the actual number of days in the accrual period.

The “Group Subordinate Amount” for either Group 1, Group 2 or Group 3 and any Distribution Date, the excess, if any, of the sum of the aggregate principal balance of the Mortgage Loans in such Group as of the first day of the prior to such Distribution Date, over the aggregate of the principal balances of the Senior Certificates related to such Group immediately prior to such Distribution Date.

Net Maximum Rate:

The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the master servicing fee rate.

Net Maximum Rate Cap:

The “Net Maximum Rate Cap” for the Group 1 Certificates is equal to the Group 1 Net WAC Cap computed by assuming each Group 1 Mortgage Loan accrued interest at its Net Maximum Rate.

The “Net Maximum Rate Cap” for the Group 2 Certificates is equal to the Group 2 Net WAC Cap computed by assuming each Group 2 Mortgage Loan accrued interest at its Net Maximum Rate.

The “Net Maximum Rate Cap” for the Group 3 Certificates is equal to the Group 3 Net WAC Cap computed by assuming each Group 3 Mortgage Loan accrued interest at its Net Maximum Rate.

The “Net Maximum Rate Cap” for the Subordinate Certificates is equal to the Subordinate Net WAC Cap computed by assuming each Mortgage Loan accrued interest at its Net Maximum Rate.

Carryover Shortfall

Amount:

Each of the Offered Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the related “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X-1, Class X-2, Class X-3A, Class X-3B and Class X-B Certificates (after the reduction due to Net Deferred Interest allocable to the Class X-1, Class X-2, Class X-3A, Class X-3B and Class X-B Certificates),  and additionally in the case of the Senior Certificates (except for the Class 3-A1A1 Certificates) amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A1A and Class 1-A1B Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for 3-A1A1, Class 3-A1A2, Class 3-A1B and Class 3-A1C Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 3 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 3 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals (x) the Subordinate Net WAC Cap, computed for this purpose by first reducing the Group 1 Net WAC Cap, the Group 2 Net WAC Cap and the Group 3 Net WAC Cap by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the related Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the related Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class X-1, Class X-2, Class X-3A, Class X-3B and Class X-B Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X-1, Class X-2, Class X-3A, Class X-3B and Class X-B Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rates of the related mortgage loan group by a per annum rate equal to the quotient of (a) the Net Deferred Interest on such mortgage loan group for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the related mortgage loan group as of the first day of the month prior to such Distribution Date, and (ii) computing the amount of interest accrued on the certificates (other than the Class X-1, Class X-2, Class X-3A, Class X-3B and Class X-B Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Certificates.

Net Deferred Interest :

The “Net Deferred Interest” for a Distribution Date and each Mortgage Loan Group is the excess, if any, of related Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement”, or “YMA”, with a counterparty (the “Counterparty”) for the benefit of the Senior Certificates (other than the Class 3-A1A1). The notional balance of each YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth for such Distribution Date and (ii) the aggregate balance of the related Certificates on the day prior to such Distribution Date.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. For each YMA, such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 11.00%.  The Yield Maintenance Agreements will terminate after the Distribution Date in May 2016.  Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Senior Certificates (other than the Class 3-A1A1), provided that payments will be allocated pro rata based on class principal balance, as applicable.

The Class 1-A1A Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	$0	N/A	47	60,617,350.61	9.91622745	93	24,945,306.75	10.25325343
2	143,995,999.70	10.23432839	48	59,466,738.86	10.24688226	94	24,464,309.02	9.92267193
3	141,911,558.69	9.92124585	49	58,337,659.95	9.91644889	95	23,992,384.64	9.92284216
4	139,859,164.89	9.92180132	50	57,229,713.88	10.24711314	96	23,529,364.35	10.25378116
5	137,836,091.79	10.98546839	51	56,142,508.02	9.91667434	97	23,075,082.03	9.92318755
6	135,841,881.44	9.92291752	52	55,075,657.01	9.91678861	98	22,629,374.65	10.25414150
7	133,876,083.53	10.25426084	53	54,028,782.63	10.97942933	99	22,192,082.19	9.92353962
8	131,938,255.28	9.92404068	54	53,001,513.66	9.91702025	100	21,763,047.60	9.92371822
9	130,022,527.95	10.25543912	55	51,993,485.74	10.24770892	101	21,342,116.76	10.98717339
10	128,134,031.27	9.92519817	56	51,004,341.27	9.91725614	102	20,929,138.38	9.92408062
11	126,257,373.68	9.92576388	57	50,033,729.26	10.24795488	103	20,523,964.01	10.25507329
12	124,397,021.50	10.25721170	58	49,081,305.21	9.91749633	104	20,126,447.93	9.92445011
13	122,554,037.11	9.92670636	59	48,146,731.01	9.91761808	105	19,736,447.13	10.25545881
14	120,725,234.68	10.25781664	60	47,229,674.81	10.24833231	106	19,353,821.26	9.92482685
15	118,796,729.35	9.92573682	61	46,329,810.89	9.91786493	107	18,978,432.57	9.92501798
16	116,897,653.71	9.92455498	62	45,446,819.57	10.24858972	108	18,610,145.86	10.25605136
17	115,027,526.29	10.98659249	63	44,580,387.09	9.91811632	109	18,248,828.45	9.92540591
18	113,183,835.80	9.92218066	64	43,730,205.49	9.91824375	110	17,894,350.12	10.25645616
19	111,364,992.49	10.25170508	65	42,895,972.53	10.98105510	111	17,546,583.07	9.92580151
20	109,573,850.17	9.91982991	66	42,077,391.54	9.91850214	112	17,205,401.86	9.92600225
21	107,803,530.44	10.24930123	67	41,274,171.38	10.24925422	113	16,870,683.39	10.98972693
22	105,975,779.49	9.91776552	68	40,486,026.26	9.91876531	114	16,542,306.84	9.92640971
23	104,106,029.63	9.91685037	69	39,712,675.71	10.24952868	115	16,220,153.64	10.25750370
24	102,250,104.84	10.24651810	70	38,953,844.45	9.91903338	116	15,904,107.41	9.92682532
25	100,202,121.73	9.91544818	71	38,209,262.29	9.91916927	117	15,594,053.95	10.25793745
26	98,190,496.35	10.24540481	72	37,478,664.06	10.24994998	118	15,289,881.16	9.92724927
27	96,087,586.74	9.91466533	73	36,761,789.49	9.91944486	119	14,991,479.03	9.92746443
28	93,991,503.73	9.91453477	74	36,058,383.13	10.25023740	120	14,698,739.60	10.25860449
29	91,934,374.86	10.59815500	75	35,368,194.26	9.91972560	121	14,411,556.91	9.92790128
30	89,879,168.64	9.91449694	76	34,690,976.83	9.91986794	122	14,129,826.96	10.25906044
31	87,862,563.21	10.24507804	77	34,026,489.31	10.60415034	123	13,853,447.69	9.92834697
32	85,883,844.31	9.91468721	78	33,374,494.67	9.92015662	124	13,582,318.95	9.92857321
33	83,942,310.92	10.24527640	79	32,734,760.27	10.25097975	125	13,316,342.43	10.61354670
34	82,037,274.97	9.91488088	80	32,107,057.76	9.92045073	126	13,055,421.65	9.92903261
35	80,168,061.17	9.91497901	81	31,491,163.06	10.25128652	127	12,799,461.93	10.26024136
36	78,334,006.70	10.24558062	82	30,886,856.21	9.92075039
37	76,534,461.05	9.91517792	83	30,293,921.33	9.92090234
38	74,768,785.73	10.24578799	84	29,712,146.56	10.25175758
39	73,036,354.10	9.91538039	85	29,141,323.95	9.92121055
40	71,336,551.13	9.91548299	86	28,581,249.40	10.25207908
41	69,668,773.18	10.97797077	87	28,031,722.60	9.92152462
42	68,032,427.79	9.91569095	88	27,492,546.97	9.92168390
43	66,426,933.48	10.24632288	89	26,963,529.55	10.98489948
44	64,851,719.56	9.91590267	90	26,444,480.96	9.92200701
45	63,306,225.91	10.24654363	91	25,935,215.35	10.25290990
46	61,789,902.78	9.91611822	92	25,435,550.29	9.92233630

The Class 1-A1B Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	$0	N/A	47	15,154,131.10	9.82913000	93	6,236,241.69	10.16325000
2	35,998,509.27	10.14433000	48	14,866,482.08	10.15688000	94	6,115,993.90	9.83558000
3	35,477,406.12	9.83415000	49	14,584,216.21	9.82935000	95	5,998,014.41	9.83575000
4	34,964,314.66	9.83470000	50	14,307,233.46	10.15711000	96	5,882,260.91	10.16378000
5	34,458,553.28	10.88904000	51	14,035,435.70	9.82958000	97	5,768,691.88	9.83609000
6	33,960,007.49	9.83582000	52	13,768,726.59	9.82969000	98	5,657,266.55	10.16414000
7	33,468,564.71	10.16426000	53	13,507,011.56	10.88300000	99	5,547,944.93	9.83644000
8	32,984,114.25	9.83694000	54	13,250,197.82	9.82992000	100	5,440,687.74	9.83662000
9	32,505,188.94	10.16544000	55	12,998,194.27	10.15771000	101	5,335,456.47	10.89074000
10	32,033,071.21	9.83810000	56	12,750,911.52	9.83016000	102	5,232,213.28	9.83698000
11	31,563,913.21	9.83867000	57	12,508,261.83	10.15795000	103	5,130,921.07	10.16507000
12	31,098,831.50	10.16721000	58	12,270,159.06	9.83040000	104	5,031,543.40	9.83735000
13	30,638,091.68	9.83961000	59	12,036,518.70	9.83052000	105	4,934,044.53	10.16546000
14	30,180,897.31	10.16782000	60	11,807,257.77	10.15833000	106	4,838,389.37	9.83773000
15	29,698,777.55	9.83864000	61	11,582,294.86	9.83077000	107	4,744,543.47	9.83792000
16	29,224,015.11	9.83746000	62	11,361,550.04	10.15859000	108	4,652,473.05	10.16605000
17	28,756,489.62	10.89016000	63	11,144,944.87	9.83102000	109	4,562,144.93	9.83831000
18	28,295,573.28	9.83508000	64	10,932,402.37	9.83115000	110	4,473,526.56	10.16646000
19	27,840,868.65	10.16171000	65	10,723,846.97	10.88463000	111	4,386,585.98	9.83870000
20	27,393,089.18	9.83273000	66	10,519,204.51	9.83141000	112	4,301,291.84	9.83891000
21	26,950,515.28	10.15930000	67	10,318,402.20	10.15925000	113	4,217,613.36	10.89330000
22	26,493,583.77	9.83067000	68	10,121,368.61	9.83167000	114	4,135,520.34	9.83931000
23	26,026,152.67	9.82975000	69	9,928,033.61	10.15953000	115	4,054,983.14	10.16750000
24	25,562,177.80	10.15652000	70	9,738,328.38	9.83194000	116	3,975,972.66	9.83973000
25	25,050,189.00	9.82835000	71	9,552,185.38	9.83207000	117	3,898,460.35	10.16794000
26	24,547,289.51	10.15540000	72	9,369,538.31	10.15995000	118	3,822,418.19	9.84015000
27	24,021,569.27	9.82757000	73	9,190,322.11	9.83235000	119	3,747,818.68	9.84037000
28	23,497,555.66	9.82744000	74	9,014,472.92	10.16024000	120	3,674,634.81	10.16860000
29	22,983,280.46	10.50505000	75	8,841,928.05	9.83263000	121	3,602,840.12	9.84080000
30	22,469,485.90	9.82740000	76	8,672,626.00	9.83277000	122	3,532,408.59	10.16906000
31	21,965,341.42	10.15508000	77	8,506,506.38	10.51105000	123	3,463,314.72	9.84125000
32	21,470,668.43	9.82759000	78	8,343,509.95	9.83306000	124	3,395,533.46	9.84148000
33	20,985,291.70	10.15528000	79	8,183,578.52	10.16098000	125	3,329,040.23	10.52044000
34	20,509,039.21	9.82778000	80	8,026,655.04	9.83335000	126	3,263,810.93	9.84194000
35	20,041,742.12	9.82788000	81	7,872,683.46	10.16129000	127	3,199,821.87	10.17024000
36	19,583,234.76	10.15558000	82	7,721,608.81	9.83365000
37	19,133,354.48	9.82808000	83	7,573,377.11	9.83381000
38	18,691,941.66	10.15579000	84	7,427,935.40	10.16176000
39	18,258,839.66	9.82828000	85	7,285,231.69	9.83411000
40	17,833,894.71	9.82839000	86	7,145,214.96	10.16208000
41	17,416,955.90	10.88154000	87	7,007,835.13	9.83443000
42	17,007,875.13	9.82859000	88	6,873,043.06	9.83459000
43	16,606,507.02	10.15632000	89	6,740,790.51	10.88847000
44	16,212,708.91	9.82881000	90	6,611,030.13	9.83491000
45	15,826,340.77	10.15654000	91	6,483,715.46	10.16291000
46	15,447,265.15	9.82902000	92	6,358,800.90	9.83524000

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

* The related classes of Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, provided, however, that any interest distributable to the Class X-1, Class X-2, Class X-3A, Class X-3B and Class X-B Certificates from each loan group will be based on the portion of the certificate notional amount derived from such loan group and that any interest otherwise distributable with respect to the Class X-1, Class X-2, Class X-3A, Class X-3B and Class X-B Certificates will be reduced to the extent necessary to pay any related Carryover Shortfall Amount below (after giving effect to any related Net Deferred Interest amount allocated to the related Class PO Class);

2)

**

a)

from the Group 1 Mortgage Loans, first to the Class A-R, second pro rata to the Class 1-A1A and Class 1-A1B Certificates and third pro-rata to the Class PO-1 Certificates and the Group 1 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

b)

from the Group 2 Mortgage Loans, first pro rata to the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates and second pro-rata to the Class PO-2 Certificates and the Group 2 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

c)

from the Group 3 Mortgage Loans, first pro rata to the Class 3-A1A1, Class 3-A1A2, Class 3-A1B and Class 3-A1C Certificates and second pro-rata to the Class PO-3A and Class PO-3B Certificates and the Group 3 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

3)

to the Class 1-A1A and Class 1-A1B Certificates, and to the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates, and to the Class 3-A1A1, Class 3-A1A2, Class 3-A1B and Class 3-A1C Certificates,  based on amounts due, to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class X-1, Class X-2, Class X-3A and Class X-3B Certificates, respectively (after giving effect to any related Net Deferred Interest amount allocated to the Class X-1, Class X-2, Class X-3A and Class X-3B Certificates);

4)

To the Insurer, any reimbursement amounts due for prior draws on the Policy;

5)

to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

6)

to the Subordinate Certificates, sequentially in numerical order, to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class X-B Certificates (after giving effect to any Net Deferred Interest amount allocated to the Class X-B Certificates)

*

The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any related Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

**   Under certain limited circumstances such as when (i) the aggregate principal balance of any of the

Class A Certificates related to each group and the related principal only component have been    reduced to zero or (ii) the aggregate principal balance of any of the Class A Certificates related to each group and the related principal only component are undercollateralized, principal and/or interest from such related mortgage loan Groups in case (i) or principal and interest from the other mortgage loan Groups in the case (ii) will be used to make    payments on the unrelated Class A Certificates and principal only component, as described in the prospectus.

Yield Tables (%)

Class 1-A1A To Optional Call Date
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.69	5.27	3.90	2.42	1.65
MDUR (yr)	5.92	4.33	3.34	2.17	1.52
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	163	123	80	56

Class 1-A1A To Maturity
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	8.08	5.66	4.24	2.64	1.79
MDUR (yr)	6.07	4.52	3.52	2.32	1.63
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

Class 1-A1B To Optional Call Date
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.69	5.27	3.90	2.42	1.65
MDUR (yr)	5.92	4.33	3.34	2.17	1.52
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	163	123	80	56

Class 1-A1B To Maturity
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	8.08	5.66	4.24	2.64	1.79
MDUR (yr)	6.07	4.52	3.52	2.32	1.63
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

Aggregate Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,010,486,370	$23,192	$2,750,000
Average Scheduled Principal Balance	$409,104
Number of Mortgage Loans	2,470

Weighted Average Gross Coupon	5.825%	1.500%	7.306%
Weighted Average FICO Score	709	430	817
Weighted Average Original LTV	73.19%	12.97%	95.00%

Weighted Average Original Term	394 months	360 months	480 months
Weighted Average Stated Remaining Term	390 months	346 months	479 months
Weighted Average Seasoning	4 months	1 month	28 months

Weighted Average Gross Margin	3.011%	1.550%	4.450%
Weighted Average Minimum Interest Rate	3.054%	1.550%	5.787%
Weighted Average Maximum Interest Rate	10.632%	8.950%	19.900%

Weighted Average Months to Roll	1 month	1 month	2 months

Weighted Average Neg Am Limit	114%	110%	125%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Aug 1 2034	Sep 1 2045
Maximum Zip Code Concentration	0.62%	94531

ARM	100.00%	Cash Out Refinance	52.24%
		Purchase	35.69%
Negam MTA	100.00%	Rate/Term Refinance	12.07%

Prepay Penalty: 36 months	37.98%	Single Family	53.35%
Prepay Penalty: 12 months	33.47%	PUD	16.88%
Prepay Penalty: N/A	25.37%	Single Family Detached	16.09%
Prepay Penalty: 24 months	1.94%	Condominium	5.42%
Prepay Penalty: 6 months	1.22%	2 Units	2.94%
Prepay Penalty: 30 months	0.02%	4 Units	2.30%
		Condo Low-Rise	1.49%
First Lien	100.00%	3 Units	1.10%
		Condo High-Rise	0.31%
NIV	32.65%	Townhouse	0.07%
Stated Documentation	30.32%	Single Family Attached	0.05%
Full Documentation	13.44%
SIVA	10.60%	Primary	84.21%
Reduced Documentation	6.38%	Investor	13.70%
No Income / No Asset	2.84%	Second Home	2.09%
No Ratio	2.02%
No Documentation	0.97%	Top 5 States:
VOE	0.40%	California	83.77%
Streamline Documentation	0.37%	Florida	3.17%
Alternative Documentation	0.01%	Arizona	2.86%
		Nevada	2.19%
		Washington	1.81%

*All Weighted Average Fico Scores are calculated using Non-Zero Fico Scores

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 - 50,000.00	1	23,192.19	0.00%	6.131	357	80.00	620
50,000.01 - 100,000.00	37	2,967,153.18	0.29%	5.937	383	67.10	701
100,000.01 - 150,000.00	117	15,108,797.55	1.50%	5.930	376	72.50	716
150,000.01 - 200,000.00	195	34,724,425.00	3.44%	5.937	378	71.49	709
200,000.01 - 250,000.00	250	56,544,407.34	5.60%	5.905	378	72.20	705
250,000.01 - 300,000.00	283	78,509,349.47	7.77%	5.891	383	73.32	703
300,000.01 - 350,000.00	268	87,857,348.15	8.69%	5.876	386	73.58	706
350,000.01 - 400,000.00	326	122,724,043.58	12.15%	5.881	383	74.85	711
400,000.01 - 450,000.00	199	84,546,070.33	8.37%	5.867	388	75.46	703
450,000.01 - 500,000.00	191	91,070,621.63	9.01%	5.808	390	75.95	711
500,000.01 - 550,000.00	111	58,289,021.51	5.77%	5.858	393	75.12	715
550,000.01 - 600,000.00	138	79,280,593.24	7.85%	5.835	388	76.80	715
600,000.01 - 650,000.00	128	81,171,272.82	8.03%	5.820	389	74.18	714
650,000.01 - 700,000.00	46	31,018,016.39	3.07%	5.891	413	72.40	708
700,000.01 - 750,000.00	31	22,568,633.59	2.23%	5.658	398	68.99	722
750,000.01 - 800,000.00	18	13,994,619.54	1.38%	5.770	409	68.08	697
800,000.01 - 850,000.00	23	19,048,966.17	1.89%	5.784	413	74.14	691
850,000.01 - 900,000.00	15	13,162,104.61	1.30%	5.683	390	72.74	739
900,000.01 - 950,000.00	15	13,854,749.35	1.37%	5.525	410	72.18	693
950,000.01 - 1,000,000.00	27	26,689,204.15	2.64%	5.724	406	69.12	720
1,000,000.01+	51	77,333,780.52	7.65%	5.574	405	63.78	701
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	12	6,761,064.40	0.67%	1.741	365	68.70	741
2.000 - 2.499	2	826,985.23	0.08%	2.050	358	79.62	773
2.500 - 2.999	2	2,575,800.00	0.25%	2.750	359	62.11	660
4.000 - 4.499	2	819,200.00	0.08%	4.406	357	74.82	726
4.500 - 4.999	18	8,321,448.54	0.82%	4.877	373	70.55	715
5.000 - 5.499	312	151,167,136.87	14.96%	5.312	396	70.03	701
5.500 - 5.999	1,180	484,116,831.95	47.91%	5.738	386	72.66	708
6.000 - 6.499	778	293,064,680.12	29.00%	6.188	393	75.73	714
6.500 - 6.999	144	51,673,283.87	5.11%	6.710	400	74.95	714
7.000 - 7.499	20	11,159,939.33	1.10%	7.155	401	70.67	695
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
400-499	4	1,187,968.20	0.12%	5.691	468	75.76	473
500-524	13	5,977,270.34	0.59%	5.554	465	65.52	512
525-549	7	2,566,054.48	0.25%	5.348	471	70.32	540
550-574	18	8,695,670.82	0.86%	5.533	464	64.04	567
575-599	19	7,881,202.36	0.78%	5.781	468	69.80	588
600-619	24	11,063,371.27	1.09%	5.552	467	67.26	611
620-649	183	58,201,771.90	5.76%	5.838	393	71.31	636
650-674	333	144,411,777.50	14.29%	5.782	388	73.21	664
675-699	450	188,804,520.49	18.68%	5.925	391	73.84	687
700-724	462	188,869,777.54	18.69%	5.842	386	74.66	711
725-749	382	153,459,220.13	15.19%	5.874	382	74.16	736
750-774	316	136,298,671.26	13.49%	5.730	390	72.24	762
775-799	206	83,660,383.15	8.28%	5.781	379	72.70	785
800+	49	18,076,262.47	1.79%	5.911	396	70.52	805
None	4	1,332,448.40	0.13%	5.579	356	71.53	0
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	96	32,748,954.63	3.24%	5.620	405	42.24	716
50.00- 54.99	69	30,581,669.13	3.03%	5.838	398	52.61	699
55.00- 59.99	83	35,160,017.04	3.48%	5.570	386	57.52	700
60.00- 64.99	129	58,988,647.41	5.84%	5.592	388	62.31	702
65.00- 69.99	205	93,920,464.27	9.29%	5.727	388	67.67	700
70.00- 74.99	352	154,873,583.61	15.33%	5.822	398	72.20	707
75.00- 79.99	578	249,434,993.84	24.68%	5.892	395	76.40	708
80.00	841	325,049,418.64	32.17%	5.878	385	80.00	717
80.01- 84.99	8	1,903,211.36	0.19%	5.646	382	82.87	689
85.00- 89.99	24	6,708,395.07	0.66%	5.831	366	87.32	686
90.00- 94.99	69	17,397,278.72	1.72%	6.074	359	90.36	700
95.00- 99.99	16	3,719,736.59	0.37%	6.016	356	95.00	715
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	1,844	722,826,955.83	71.53%	5.793	357	73.75	716
480	626	287,659,414.48	28.47%	5.905	473	71.77	693
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-354	97	38,070,299.62	3.77%	5.658	351	71.41	709
355-357	953	369,852,039.32	36.60%	5.862	357	73.64	717
358-360	794	314,904,616.89	31.16%	5.727	358	74.16	715
361+	626	287,659,414.48	28.47%	5.905	473	71.77	693
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	100	37,261,422.21	3.69%	5.670	392	69.67	710
20.01 -25.00	143	53,147,022.11	5.26%	5.819	383	71.04	722
25.01 -30.00	210	76,682,938.38	7.59%	5.737	397	72.53	707
30.01 -35.00	520	217,286,653.27	21.50%	5.838	394	73.15	710
35.01 -40.00	803	344,038,609.00	34.05%	5.864	393	73.86	713
40.01 -45.00	309	128,018,568.27	12.67%	5.829	381	73.05	706
45.01 -50.00	106	38,782,018.59	3.84%	5.745	386	75.44	703
50.01 -55.00	56	20,661,791.18	2.04%	5.758	375	77.42	700
55.01 -60.00	8	3,515,696.19	0.35%	5.817	414	79.46	714
60.01+	4	1,167,448.89	0.12%	5.654	436	74.58	629
None	211	89,924,202.22	8.90%	5.831	386	71.98	694
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
ARM	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam MTA	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Silent 2nd	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
No Silent Seconds	1,878	743,351,220.21	73.56%	5.762	387	72.19	706
Silent Second	592	267,135,150.10	26.44%	6.000	399	75.97	716
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: N/A	598	256,357,224.58	25.37%	5.668	388	73.31	720
Prepay Penalty: 6 months	24	12,282,874.78	1.22%	6.052	373	76.42	710
Prepay Penalty: 12 months	771	338,232,464.33	33.47%	5.695	393	72.33	704
Prepay Penalty: 24 months	42	19,620,138.08	1.94%	6.110	422	74.84	702
Prepay Penalty: 30 months	1	183,730.21	0.02%	5.806	356	79.99	788
Prepay Penalty: 36 months	1,034	383,809,938.33	37.98%	6.022	388	73.68	707
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
NIV	763	329,927,683.12	32.65%	6.012	413	73.76	718
Stated Documentation	767	306,385,788.06	30.32%	5.710	363	73.39	716
Full Documentation	409	135,837,137.45	13.44%	5.717	395	74.95	706
SIVA	220	107,104,627.95	10.60%	5.794	359	72.27	718
Reduced Documentation	144	64,421,536.47	6.38%	5.566	466	66.67	626
No Income / No Asset	71	28,733,691.56	2.84%	5.617	383	68.52	725
No Ratio	47	20,380,068.62	2.02%	6.336	358	78.07	686
No Documentation	23	9,761,711.39	0.97%	6.137	357	73.50	708
VOE	12	4,084,166.92	0.40%	5.863	358	78.62	706
Streamline Documentation	13	3,705,213.46	0.37%	5.879	357	82.22	704
Alternative Documentation	1	144,745.31	0.01%	5.731	356	95.00	691
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	1,318	527,862,749.00	52.24%	5.807	387	70.58	703
Purchase	869	360,686,454.28	35.69%	5.852	390	77.37	719
Rate/Term Refinance	283	121,937,167.03	12.07%	5.823	407	72.12	706
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Single Family	1,308	539,083,394.69	53.35%	5.710	380	72.50	701
PUD	411	170,604,389.00	16.88%	5.830	382	73.13	721
Single Family Detached	351	162,538,718.25	16.09%	6.010	432	74.69	720
Condominium	191	54,753,795.13	5.42%	5.744	381	75.28	707
2 Units	74	29,696,249.85	2.94%	6.081	390	70.66	701
4 Units	55	23,238,596.98	2.30%	6.498	407	74.13	722
Condo Low-Rise	45	15,030,376.23	1.49%	6.153	395	76.59	728
3 Units	23	11,134,495.94	1.10%	6.408	428	73.62	724
Condo High-Rise	8	3,115,133.14	0.31%	6.086	371	78.23	708
Townhouse	3	739,221.10	0.07%	5.359	357	73.71	717
Single Family Attached	1	552,000.00	0.05%	6.156	357	80.00	784
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Primary	1,938	850,909,220.44	84.21%	5.756	390	73.02	705
Investor	455	138,484,138.53	13.70%	6.231	391	73.58	729
Second Home	77	21,093,011.34	2.09%	5.916	392	77.24	734
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Arizona	113	28,892,560.59	2.86%	5.920	360	76.75	717
California	1,900	846,495,231.92	83.77%	5.813	392	72.78	710
Colorado	22	8,609,046.65	0.85%	5.862	371	69.36	726
Connecticut	2	791,361.34	0.08%	5.776	357	80.00	750
Florida	108	32,019,433.41	3.17%	5.789	402	72.28	675
Hawaii	6	3,360,184.21	0.33%	5.301	357	64.24	731
Idaho	6	972,739.44	0.10%	5.539	357	77.86	754
Illinois	13	3,545,774.79	0.35%	5.765	454	74.00	651
Indiana	1	244,418.44	0.02%	1.500	358	70.00	719
Kansas	2	423,050.12	0.04%	5.755	357	71.87	718
Kentucky	1	23,192.19	0.00%	6.131	357	80.00	620
Maryland	18	5,958,062.94	0.59%	5.802	357	72.96	694
Massachusetts	6	2,013,053.68	0.20%	6.014	357	75.42	699
Michigan	2	1,165,758.50	0.12%	5.780	358	79.12	682
Minnesota	3	803,114.73	0.08%	6.337	357	77.84	645
Missouri	2	255,800.00	0.03%	6.031	357	82.37	717
Nevada	73	22,099,544.17	2.19%	6.016	385	75.98	726
New Jersey	40	10,961,269.87	1.08%	5.983	357	78.35	700
New Mexico	2	217,592.22	0.02%	5.873	418	77.47	730
New York	5	2,171,658.68	0.21%	5.526	442	68.10	579
Ohio	5	828,130.68	0.08%	5.784	357	80.00	698
Oregon	24	5,968,453.74	0.59%	5.723	373	75.70	735
Pennsylvania	18	3,804,848.78	0.38%	5.988	357	80.45	742
South Carolina	5	1,080,750.26	0.11%	5.712	357	81.37	717
Texas	6	860,107.15	0.09%	5.969	358	86.57	722
Utah	5	1,490,874.24	0.15%	5.935	358	83.86	701
Virginia	17	6,938,385.06	0.69%	5.776	357	79.04	711
Washington	64	18,323,972.51	1.81%	6.111	401	77.26	712
Wisconsin	1	168,000.00	0.02%	5.956	357	80.00	750
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	5	2,149,617.18	0.21%	4.623	357	68.95	735
2.000 - 2.499	170	81,156,774.49	8.03%	5.188	389	70.00	709
2.500 - 2.999	1,026	432,642,073.98	42.82%	5.622	384	72.19	705
3.000 - 3.499	1,024	394,739,271.87	39.06%	6.029	395	74.74	712
3.500 - 3.999	213	82,621,111.80	8.18%	6.308	397	74.50	715
4.000 - 4.499	32	17,177,520.99	1.70%	7.075	404	71.75	701
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	5	2,149,617.18	0.21%	4.623	357	68.95	735
2.000 - 2.499	162	69,606,445.15	6.89%	5.185	390	70.24	707
2.500 - 2.999	1,023	428,635,873.98	42.42%	5.623	383	72.35	705
3.000 - 3.499	1,025	394,269,801.21	39.02%	6.028	396	74.76	712
3.500 - 3.999	213	82,621,111.80	8.18%	6.308	397	74.50	715
4.000 - 4.499	32	17,177,520.99	1.70%	7.075	404	71.75	701
4.500 - 4.999	2	3,390,000.00	0.34%	5.137	413	64.43	718
5.000 - 5.499	6	10,561,000.00	1.05%	5.299	396	63.68	706
5.500 - 5.999	2	2,075,000.00	0.21%	5.848	427	72.89	732
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
8.500 - 8.999	87	39,154,690.33	3.87%	5.577	391	75.36	698
9.000 - 9.499	6	2,878,860.92	0.28%	5.695	449	73.98	713
9.500 - 9.999	1,608	617,421,636.19	61.10%	5.704	375	72.69	706
10.000 -10.499	80	35,483,996.45	3.51%	5.805	436	69.07	672
10.500 -10.999	125	57,088,745.51	5.65%	5.920	356	73.85	704
11.000 -11.499	25	9,404,508.71	0.93%	6.189	354	72.97	694
11.500 -11.999	9	5,101,230.85	0.50%	5.970	386	68.34	755
12.000 -12.499	2	846,636.22	0.08%	6.356	355	77.99	754
12.500 -12.999	521	239,707,187.71	23.72%	6.137	433	74.57	723
19.500 -19.999	7	3,398,877.42	0.34%	6.065	356	78.25	740
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
110.000	1,080	489,124,411.40	48.40%	5.889	403	72.93	718
115.000	1,161	425,691,516.72	42.13%	5.807	358	74.37	714
125.000	229	95,670,442.19	9.47%	5.573	466	69.24	639
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Group 1 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$205,055,876	$50,217	$686,250
Average Scheduled Principal Balance	$252,843
Number of Mortgage Loans	811

Weighted Average Gross Coupon	5.989%	1.750%	7.306%
Weighted Average FICO Score	714	620	816
Weighted Average Original LTV	72.07%	12.97%	95.00%

Weighted Average Original Term	377 months	360 months	480 months
Weighted Average Stated Remaining Term	374 months	346 months	479 months
Weighted Average Seasoning	3 months	1 month	14 months

Weighted Average Gross Margin	3.148%	1.900%	4.450%
Weighted Average Minimum Interest Rate	3.150%	1.900%	4.450%
Weighted Average Maximum Interest Rate	10.636%	8.950%	19.900%

Weighted Average Months to Roll	1 month	1 month	2 months

Weighted Average Neg Am Limit	113%	110%	115%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Aug 1 2034	Sep 1 2045
Maximum Zip Code Concentration	0.78%	95340

ARM	100.00%	Single Family	48.57%
		PUD	15.23%
Negam MTA	100.00%	Single Family Detached	10.84%
		Condominium	8.96%
Prepay Penalty: 36 months	59.95%	2 Units	6.17%
Prepay Penalty: N/A	21.56%	4 Units	5.35%
Prepay Penalty: 12 months	16.53%	Condo Low-Rise	2.97%
Prepay Penalty: 24 months	1.87%	3 Units	1.57%
Prepay Penalty: 30 months	0.09%	Townhouse	0.20%
		Condo High-Rise	0.14%
First Lien	100.00%
		Primary	63.92%
NIV	35.57%	Investor	31.14%
Stated Documentation	34.79%	Second Home	4.94%
Full Documentation	19.10%
SIVA	6.69%	Top 5 States:
No Income / No Asset	2.70%	California	70.32%
No Documentation	0.67%	Arizona	6.37%
VOE	0.27%	Florida	4.33%
No Ratio	0.15%	Nevada	3.84%
Alternative Documentation	0.07%	Washington	3.79%

Cash Out Refinance	66.28%
Purchase	24.03%
Rate/Term Refinance	9.69%

*All Weighted Average Fico Scores are calculated using Non-Zero Fico Scores

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
50,000.01 - 100,000.00	21	1,664,470.24	0.81%	5.934	357	64.98	724
100,000.01 - 150,000.00	78	10,080,808.65	4.92%	5.980	363	71.19	723
150,000.01 - 200,000.00	127	22,707,836.70	11.07%	5.991	373	70.06	716
200,000.01 - 250,000.00	167	37,756,092.75	18.41%	5.957	369	71.10	713
250,000.01 - 300,000.00	186	51,585,463.22	25.16%	5.945	373	72.99	710
300,000.01 - 350,000.00	164	53,820,637.18	26.25%	5.917	378	71.93	710
350,000.01 - 400,000.00	49	17,831,072.32	8.70%	6.089	374	75.14	721
400,000.01 - 450,000.00	7	2,960,236.00	1.44%	6.512	391	74.93	710
450,000.01 - 500,000.00	5	2,394,354.93	1.17%	6.224	407	72.54	719
500,000.01 - 550,000.00	1	506,360.30	0.25%	6.906	356	70.00	796
550,000.01 - 600,000.00	2	1,123,719.94	0.55%	6.707	357	76.83	756
600,000.01 - 650,000.00	2	1,263,573.97	0.62%	6.780	357	63.59	751
650,000.01 - 700,000.00	2	1,361,250.00	0.66%	6.996	418	75.00	712
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	2	666,000.00	0.32%	1.750	422	56.61	770
4.500 - 4.999	4	1,152,997.91	0.56%	4.842	357	72.71	731
5.000 - 5.499	52	13,771,393.21	6.72%	5.266	362	66.70	725
5.500 - 5.999	378	92,356,297.02	45.04%	5.773	363	70.44	710
6.000 - 6.499	288	72,393,008.95	35.30%	6.187	378	74.56	713
6.500 - 6.999	76	20,126,494.25	9.82%	6.694	396	73.95	720
7.000 - 7.499	11	4,589,684.86	2.24%	7.204	442	75.20	731
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
620-649	71	17,791,444.86	8.68%	5.951	360	70.55	636
650-674	97	24,515,488.57	11.96%	5.967	370	72.41	664
675-699	152	39,208,316.30	19.12%	6.015	371	73.10	688
700-724	171	42,277,324.78	20.62%	6.016	377	73.20	711
725-749	126	33,194,927.30	16.19%	6.018	379	72.75	737
750-774	104	25,970,583.39	12.67%	5.923	376	70.17	762
775-799	70	17,105,827.18	8.34%	5.974	373	72.04	786
800+	20	4,991,963.82	2.43%	6.008	391	63.43	806
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	51	10,370,978.56	5.06%	5.715	376	40.38	733
50.00- 54.99	36	8,622,027.53	4.20%	5.918	380	52.23	728
55.00- 59.99	31	8,298,888.41	4.05%	5.918	369	57.49	696
60.00- 64.99	51	13,258,570.48	6.47%	5.823	368	62.30	716
65.00- 69.99	70	18,337,515.06	8.94%	5.819	365	67.54	705
70.00- 74.99	119	32,089,687.51	15.65%	6.069	373	72.55	712
75.00- 79.99	182	47,689,148.56	23.26%	6.089	377	76.53	710
80.00	232	57,746,593.90	28.16%	6.030	376	80.00	717
80.01- 84.99	4	1,162,668.57	0.57%	5.493	374	83.49	701
85.00- 89.99	10	2,365,611.84	1.15%	5.958	357	87.56	715
90.00- 94.99	22	4,335,446.41	2.11%	6.070	357	90.25	711
95.00- 99.99	3	778,739.37	0.38%	6.025	357	95.00	719
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	709	176,752,007.17	86.20%	5.936	357	72.10	712
480	102	28,303,869.03	13.80%	6.320	477	71.82	725
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-354	45	10,894,721.15	5.31%	5.833	351	69.31	698
355-357	387	95,858,444.87	46.75%	5.967	357	72.23	714
358-360	277	69,998,841.15	34.14%	5.910	358	72.37	711
361+	102	28,303,869.03	13.80%	6.320	477	71.82	725
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	43	8,775,560.50	4.28%	5.933	380	68.01	727
20.01 -25.00	61	14,207,731.99	6.93%	6.033	376	72.38	714
25.01 -30.00	86	20,697,791.38	10.09%	6.019	380	70.99	719
30.01 -35.00	180	46,650,794.44	22.75%	5.974	377	72.07	712
35.01 -40.00	255	67,156,534.69	32.75%	6.032	377	72.95	714
40.01 -45.00	88	23,010,745.01	11.22%	5.961	361	72.78	719
45.01 -50.00	34	8,338,962.16	4.07%	6.021	363	75.01	701
50.01 -55.00	15	4,013,781.65	1.96%	5.707	358	73.48	698
55.01 -60.00	1	287,450.68	0.14%	6.031	356	90.00	721
None	48	11,916,523.70	5.81%	5.876	360	67.20	704
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
ARM	811	205,055,876.20	100.00%	5.989	374	72.07	714
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam MTA	811	205,055,876.20	100.00%	5.989	374	72.07	714
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

Silent 2nd	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
No Silent Seconds	650	161,555,731.70	78.79%	5.936	368	71.18	712
Silent Second	161	43,500,144.50	21.21%	6.187	394	75.35	719
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: N/A	167	44,211,579.91	21.56%	5.950	379	72.14	722
Prepay Penalty: 12 months	137	33,896,863.08	16.53%	5.767	362	72.90	720
Prepay Penalty: 24 months	14	3,829,857.88	1.87%	6.250	417	71.80	725
Prepay Penalty: 30 months	1	183,730.21	0.09%	5.806	356	79.99	788
Prepay Penalty: 36 months	492	122,933,845.12	59.95%	6.057	373	71.81	708
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	811	205,055,876.20	100.00%	5.989	374	72.07	714
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
NIV	272	72,929,545.64	35.57%	6.200	393	71.46	717
Stated Documentation	289	71,339,925.32	34.79%	5.862	360	71.84	710
Full Documentation	167	39,162,705.54	19.10%	5.923	369	74.45	717
SIVA	53	13,724,338.88	6.69%	5.798	359	73.26	706
No Income / No Asset	21	5,532,315.51	2.70%	5.723	370	63.18	722
No Documentation	5	1,364,900.00	0.67%	6.141	357	62.78	700
VOE	2	559,000.00	0.27%	5.966	357	83.42	719
No Ratio	1	298,400.00	0.15%	6.706	359	80.00	621
Alternative Documentation	1	144,745.31	0.07%	5.731	356	95.00	691
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	541	135,906,615.98	66.28%	5.907	368	70.12	707
Purchase	193	49,273,550.38	24.03%	6.179	381	77.93	734
Rate/Term Refinance	77	19,875,709.84	9.69%	6.083	396	70.86	710
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Single Family	413	99,597,056.85	48.57%	5.839	361	71.34	706
PUD	124	31,232,046.53	15.23%	5.966	376	73.36	715
Single Family Detached	86	22,233,370.59	10.84%	6.266	419	71.84	725
Condominium	80	18,366,749.80	8.96%	5.890	364	73.86	730
2 Units	42	12,651,086.65	6.17%	6.016	360	69.19	705
4 Units	30	10,968,113.47	5.35%	6.670	401	73.93	728
Condo Low-Rise	24	6,098,538.84	2.97%	6.288	411	74.27	719
3 Units	9	3,209,400.00	1.57%	6.667	388	73.09	720
Townhouse	2	407,513.47	0.20%	5.483	357	74.87	733
Condo High-Rise	1	292,000.00	0.14%	5.256	358	80.00	782
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Primary	520	131,072,008.74	63.92%	5.835	370	70.91	705
Investor	246	63,844,751.17	31.14%	6.298	381	73.69	730
Second Home	45	10,139,116.29	4.94%	6.038	373	76.82	727
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Arizona	62	13,067,120.97	6.37%	5.940	363	76.62	712
California	530	144,188,349.63	70.32%	5.978	375	70.05	713
Colorado	8	1,680,671.59	0.82%	5.973	401	77.30	713
Connecticut	1	267,361.34	0.13%	6.306	357	80.00	673
Florida	46	8,871,817.04	4.33%	5.984	357	78.68	716
Hawaii	3	847,224.77	0.41%	5.568	357	71.92	681
Idaho	4	679,624.50	0.33%	5.437	357	76.93	754
Illinois	1	221,870.00	0.11%	6.556	357	80.00	690
Kansas	2	423,050.12	0.21%	5.755	357	71.87	718
Maryland	12	3,205,786.78	1.56%	5.960	357	76.39	697
Massachusetts	5	1,697,763.33	0.83%	5.899	357	74.57	692
Michigan	1	205,758.50	0.10%	5.656	357	75.00	745
Missouri	2	255,800.00	0.12%	6.031	357	82.37	717
Nevada	33	7,884,164.74	3.84%	6.092	385	77.67	717
New Jersey	24	5,700,465.39	2.78%	5.875	357	72.71	702
New Mexico	1	110,077.58	0.05%	6.256	477	75.00	712
Ohio	4	607,044.68	0.30%	5.803	357	80.00	686
Oregon	15	3,141,400.07	1.53%	5.874	366	76.40	752
Pennsylvania	13	1,795,077.84	0.88%	6.163	357	76.09	726
South Carolina	1	88,962.48	0.04%	5.656	356	75.00	702
Texas	3	433,507.15	0.21%	5.826	358	83.19	700
Utah	2	634,936.41	0.31%	5.809	357	77.02	729
Virginia	4	1,117,108.09	0.54%	6.132	357	79.04	688
Washington	33	7,762,933.20	3.79%	6.411	415	77.73	723
Wisconsin	1	168,000.00	0.08%	5.956	357	80.00	750
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	1	299,285.08	0.15%	4.756	356	60.00	729
2.000 - 2.499	39	10,348,816.17	5.05%	5.184	361	68.19	728
2.500 - 2.999	287	70,563,142.56	34.41%	5.698	361	70.50	709
3.000 - 3.499	369	91,813,543.06	44.77%	6.075	375	73.32	710
3.500 - 3.999	103	26,935,044.17	13.14%	6.558	394	73.02	726
4.000 - 4.499	12	5,096,045.16	2.49%	7.174	434	74.69	738
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	1	299,285.08	0.15%	4.756	356	60.00	729
2.000 - 2.499	38	10,049,486.83	4.90%	5.186	361	67.99	730
2.500 - 2.999	287	70,563,142.56	34.41%	5.698	361	70.50	709
3.000 - 3.499	370	92,112,872.40	44.92%	6.072	375	73.32	710
3.500 - 3.999	103	26,935,044.17	13.14%	6.558	394	73.02	726
4.000 - 4.499	12	5,096,045.16	2.49%	7.174	434	74.69	738
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
8.500 - 8.999	8	2,475,084.07	1.21%	5.644	355	73.99	732
9.000 - 9.499	1	282,325.59	0.14%	5.656	357	88.44	703
9.500 - 9.999	590	142,446,695.07	69.47%	5.864	361	71.57	710
10.000 -10.499	1	167,500.00	0.08%	5.656	358	65.43	738
10.500 -10.999	33	8,431,295.44	4.11%	5.826	356	73.95	692
11.000 -11.499	8	2,491,436.86	1.22%	6.020	354	68.18	700
11.500 -11.999	1	309,707.43	0.15%	5.881	357	89.60	721
12.000 -12.499	1	195,880.83	0.10%	6.356	354	80.00	701
12.500 -12.999	166	47,223,950.91	23.03%	6.405	417	73.09	727
19.500 -19.999	2	1,032,000.00	0.50%	6.456	358	73.27	717
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
110.000	344	93,278,313.52	45.49%	6.133	392	70.70	719
115.000	467	111,777,562.68	54.51%	5.869	358	73.21	709
Total	811	205,055,876.20	100.00%	5.989	374	72.07	714

HarborView Mortgage Pass-Through Certificates

Series 2005-15

Preliminary Marketing Materials

$1,010,486,370 (Approximate)

Lead Underwriter

The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein.  This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited.  The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein.  You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc.  The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.  The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.  In addition, the Underwriter is an affiliate of the depositor.

Preliminary Term Sheet                                                                                         Date Prepared: October 19, 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-15

Mortgage Pass-Through Certificates, Series 2005-15

$657,834,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings Moody’s/S&P/ Fitch
1-A1A	$196,836,000	Not Marketed Hereby		Floater (3)	Super Senior Floater	Aaa/AAA/AAA
1-A1B	$49,209,000			Floater (3)	Senior Mezz Floater	Aaa/AAA/AAA
2-A1A1	$190,542,000	3.87/4.22	1-123/1-479	Floater (4)	Super Senior Floater	Aaa/AAA/AAA
2-A1A2	$63,514,000	3.87/4.22	1-123/1-479	Floater (4)	Super Senior Floater	Aaa/AAA/AAA
2-A1B	$105,857,000	3.87/4.22	1-123/1-479	Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
2-A1C	$63,514,000	3.87/4.22	1-123/1-479	Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
3-A1A	$140,644,000	3.91/4.26	1-123/1-479	Floater (3)	Super Senior Floater Floater	Aaa/AAA/AAA
3-A1B	$93,763,000	3.91/4.26	1-123/1-479	Floater (3)	Senior Mezz Floater	Aaa/AAA/AAA
X-1 (5)	$246,045,140	Not Marketed Hereby		Variable	Senior IO	Aaa/AAA/AAA
X-2 (6)	$423,427,040			Variable	Senior IO	Aaa/AAA/AAA
X-3 (7)	$234,407,040			Variable	Senior IO	Aaa/AAA/AAA
X-B (8)	$106,607,150			Variable	Senior IO	Aa1/AAA/AAA
PO-1 (9)	$40			N/A	Senior PO	Aaa/AAA/AAA
PO-2 (10)	$40			N/A	Senior PO	Aaa/AAA/AAA
PO-3(11)	$40			N/A	Senior PO	Aaa/AAA/AAA
PO-B(12)	$30			N/A	Senior PO	Aa1/AAA/AAA
A-R	$100			Net WAC	Senior Residual	Aaa/AAA/AAA
B-1	$16,673,000			Floater (13)	Subordinate Floater	Aa1/AA+/AA+
B-2	$15,157,000			Floater (13)	Subordinate Floater	Aa2/AA+/AA
B-3	$10,610,000			Floater (13)	Subordinate Floater	Aa3/AA/AA
B-4	$7,579,000			Floater (13)	Subordinate Floater	A1/AA/AA
B-5	$7,579,000			Floater (13)	Subordinate Floater	A2/AA-/A+
B-6	$6,063,000			Floater (13)	Subordinate Floater	A3/A+/A
B-7	$7,073,000			Floater (13)	Subordinate Floater	Baa1/A-/A-
B-8	$5,052,000			Floater (13)	Subordinate Floater	Baa2/BBB+/BBB+
B-9	$4,042,000			Floater (13)	Subordinate Floater	Baa3/BBB/BBB
B-10	$6,063,000			Floater (13)	Subordinate Floater	Ba2/BB+/BBB-
B-11	$14,147,000			Floater (13)	Subordinate Floater	NR/B/NR
B-12	$6,569,120			Floater (13)	Subordinate Floater	NR/NR/NR
Total	$1,010,486,370

(1)

Distributions on the Class 1-A1A, Class 1-A1B, Class PO-1 and Class X-1 Certificates will be derived primarily from a pool of conforming balance adjustable rate mortgage loans (“Group 1 Mortgage Loans”).  Distributions on the Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class PO-2 and Class X-2 Certificates, will be derived primarily from a pool of conforming and non-conforming adjustable rate mortgage loans (“Group 2 Mortgage Loans”).  Distributions on the Class 3-A1A, Class 3-A1B, Class PO-3 and Class X-3 Certificates, will be derived primarily from a pool of conforming and non-conforming adjustable rate mortgage loans (“Group 3 Mortgage Loans”).  Distributions on the Class X-B, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11, Class B-12 and Class PO-B Certificates  will be derived from the Group 1, Group 2 and Group 3 Mortgage Loans (together, the “Mortgage Loans”).

Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

The WAL and Payment Window for the Class 1-A1A, Class 1-A1B, Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class 3-A1A, Class 3-A1B, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates are shown to the first possible Optional Call Date and to maturity.

(3)

On each Distribution Date the Certificate Interest Rate for the Class 1-A1A, Class 1-A1B, Class 3-A1A and Class 3-A1B Certificates will be equal to the least of (i) MTA plus the related margin and (ii) the related Net WAC Cap, and (iii) the related Net Maximum Rate Cap.

(4)

On each Distribution Date, the Certificate Interest Rate for the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin will be multiplied by 2.0 in regards to the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates after the first possible Optional Call Date), (ii) the related  Net WAC Cap and (iii) 11.00%.

(5)

The Class X-1 Certificates will have a notional balance equal to the aggregate certificate balance of the Group 1 Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 1 Net WAC over (ii) the product of (a) the sum of the interest accrued on the Group 1 Certificates (other than the Class X-1 Certificates) during the related accrual period multiplied by (b) 12, divided by the aggregate principal balance of the Group 1 Certificates as of the first day of the month prior to such distribution date.

(6)

The Class X-2 Certificates will have a notional balance equal to the aggregate certificate balance of Group 2 Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 2 Net WAC over (ii) the product of (a) the sum of the interest accrued on the related Group 2 Certificates (other than the Class X-2 Certificates) during the related accrual period multiplied by (b) 12, divided by the aggregate principal balance of the related Group 2 Certificates as of the first day of the month prior to such distribution date.

(7)

The Class X-3 Certificates will have a notional balance equal to the aggregate certificate balance of the Group 3 Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 3 Net WAC over (ii) the product of (a) the sum of the interest accrued on the related Group 3 Certificates (other than the Class X-3 Certificates) during the related accrual period multiplied by (b) 12, divided by the aggregate principal balance of the related Group 3 Certificates as of the first day of the month prior to such distribution date.

(8)

The Class X-B Certificates will have a notional balance equal to the aggregate certificate balance of the Subordinate Certificates and the Class PO-B Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Subordinate Net WAC over (ii) the product of (a) interest accrued on the Subordinate Certificates (other than the Class X-B Certificates) during the related accrual period and (b) 12, divided by the aggregate principal balance of the Subordinate Certificates and the Class PO-B Certificates as of the first day of the month prior to such distribution date.

(9)

The Class PO-1 Certificates will have an initial principal balance equal to $40, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-1 Certificates, as described herein.  The Class PO-1 will not receive interest distributions.

(10)

The Class PO-2 Certificates will have an initial principal balance equal to $40, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-2 Certificates, as described herein.  The Class PO-2 will not receive interest distributions.

(11)

The Class PO-3 Certificates will have an initial principal balance equal to $40, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-3 Certificates, as described herein.  The Class PO-3 will not receive interest distributions.

(12)

The Class PO-B Certificates will have an initial principal balance equal to $30, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-B Certificates, as described herein.  The Class PO-B will not receive interest distributions.

(13)

On each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin will be multiplied by 1.5 for the Subordinate Certificates after the first possible Optional Call Date), (ii) the Subordinate Net WAC Cap and (iii) the Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Master Servicer:

Wells Fargo Bank, N.A.

Servicer:

GMAC Mortgage Corporation and Washington Mutual Bank, FA.

Trustee:

Deutsche Bank National Trust Company.

Custodian:

Deutsche Bank National Trust Company and GMAC Mortgage Corporation.

Rating Agencies:

S&P, Moody’s and/or Fitch will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date:

October 1, 2005.

Expected Pricing Date:

October 21, 2005.

Closing Date:

On or about October 31, 2005.

Distribution Date:

The 20th day of each month (or if such day is not a business day, the next succeeding business day), commencing in November 2005.

Certificates:

The Class 1-A1A, Class 1-A1B, Class PO-1 and Class X-1 Certificates (collectively the “Group 1 Certificates”), Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class PO-2 and Class X-2 Certificates (collectively the “Group 2 Certificates”), Class 3-A1A, Class 3-A1B, Class PO-3 and Class X-3 Certificates (collectively the “Group 3 Certificates”), Class X-B, Class PO-B and Class A-R Certificates (together with the Group 1, Group 2 and Group 3 Certificates, the “Class A Certificates” or the “Senior Certificates”).  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12, (collectively, the “Subordinate Certificates”).  The Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class 3-A1A and Class 3-A1B Certificates (collectively, the “Offered Certificates”) are being offered publicly herein.

Accrued Interest:

The price to be paid by investors for the Senior Certificates (other than the Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C and the PO Certificates) will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (30 days).

The Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C and the Subordinate Certificates will settle flat.

Interest Accrual Period:

The interest accrual period for the Senior Certificates except for the Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C and Class PO Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

The interest accrual period with respect to the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates and the Subordinate Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates (other than the Class A-R Certificates) and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class 1-A1A, Class X-1, Class PO-1, Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class X-2, Class PO-2, Class 3-A1A, Class 3-A1B, Class X-3 and Class PO-3 Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class 1-A1A, Class X-1, Class PO-1, Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class X-2, Class PO-2, Class 3-A1A, Class 3-A1B, Class X-3 and Class PO-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:

The Class A Certificates, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the related Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Minimum Denomination:

$25,000 and integral multiples of $1 in excess thereof; provided that the Certificates must be purchased in minimum total investments of $100,000.

Final Maturity Date:

The Distribution Date occurring in October 2045.

Mortgage Loans:

The “Mortgage Loans” consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $1,010,486,370.  The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $275,065,021.  The “Group 2 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $473,367,425.  The “Group 3 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $262,053,924.  On or prior to the Closing Date, it is expected that some of the Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1, 2 or 3 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, none of the Mortgage Loans were still in their one-month fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.500% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110%, 115% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the borrower elects to make the minimum monthly payment and such payment is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 10.55% total subordination.

Shifting Interest:

Prior to the Distribution Date occurring in November 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the related Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

November 2005 – October 2015

0% Pro Rata Share

November 2015 – October 2016

30% Pro Rata Share

November 2016 – October 2017

40% Pro Rata Share

November 2017 – October 2018

60% Pro Rata Share

November 2018 – October 2019

80% Pro Rata Share

November 2019 and after

100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in November 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of the unscheduled principal payments or (ii) on or after the Distribution Date in November 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of the unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans in the related group, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: to the Subordinate Certificates in reverse order of their numerical designations, in each case until the related class principal balance has been reduced to zero; and to the Senior Certificates (other than the Class X-1, Class X-2, Class X-3 and Class X-B Certificates) as follows:

1.

Any remaining realized losses on the Group 1 Mortgage Loans will be allocated to the Class A-R, Class 1-A1A, Class 1-A1B, and the Class PO-1 Certificates and the Group 1 component of the Class PO-B, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 1-A1A and Class 1-A1B Certificates will be allocated sequentially to the Class 1-A1B and Class 1-A1A Certificates, in that order, until the related class principal balance has been reduced to zero.

2.

Any remaining realized losses on the Group 2 Mortgage Loans will be allocated to the Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C and the Class PO-2 Certificates and the Group 2 component of the Class PO-B, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates will be allocated sequentially, first, to the Class 2-A1C Certificates, second, to the Class 2-A1B Certificates, and third, pro-rata to the Class 2-A1A1 and Class 2-A1A2 Certificates until the related class principal balance has been reduced to zero.

3.

Any remaining realized losses on the Group 3 Mortgage Loans will be allocated to the Class 3-A1A, Class 3-A1B, and the Class PO-3 Certificates and the Group 3 component of the Class PO-B, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 3-A1A and Class 3-A1B Certificates will be allocated sequentially to the Class 3-A1B and Class 3-A1A Certificates, in that order, until the related class principal balance has been reduced to zero.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the master servicing fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A1A and Class 1-A1B Certificates (the “Group 1 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans.

The “Net WAC Cap” for the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates (the “Group 2 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, adjusted for the related accrual period.

The “Net WAC Cap” for the Class 3-A1A and Class 3-A1B Certificates (the “Group 3 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 3 Mortgage Loans.

The “Net WAC Cap” applicable for the Subordinate Certificates (the “Subordinate Net WAC Cap”) for any Distribution Date equals the product of (i) the weighted average of the Group 1 Net WAC Cap, the Group 2 Net WAC Cap (without taking into account the days adjustment) and Group 3 Net WAC Cap weighted on the basis of the Group Subordinate Amounts for Group 1, Group 2 and Group 3, multiplied by (ii) the quotient of 30 divided by the actual number of days in the accrual period.

The “Group Subordinate Amount” for either Group 1, Group 2 or Group 3 and any Distribution Date, the excess, if any, of (i) the sum of the aggregate principal balance of the Mortgage Loans in such Group as of the first day of the prior to such Distribution Date, over the aggregate of the principal balances of the Senior Certificates related to such Group immediately prior to such Distribution Date.

Net Maximum Rate:

The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the master servicing fee rate.

Net Maximum Rate Cap:

The “Net Maximum Rate Cap” for the Group 1 Certificates is equal to the Group 1 Net WAC Cap computed by assuming each Group 1 Mortgage Loan accrued interest at its Net Maximum Rate.

The “Net Maximum Rate Cap” for the Group 2 Certificates is equal to the Group 2 Net WAC Cap computed by assuming each Group 2 Mortgage Loan accrued interest at its Net Maximum Rate.

The “Net Maximum Rate Cap” for the Group 3 Certificates is equal to the Group 3 Net WAC Cap computed by assuming each Group 3 Mortgage Loan accrued interest at its Net Maximum Rate.

The “Net Maximum Rate Cap” for the Subordinate Certificates is equal to the Subordinate Net WAC Cap computed by assuming each Mortgage Loan accrued interest at its Net Maximum Rate.

Carryover Shortfall

Amount:

Each of the Offered Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the related “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X-1, Class X-2, Class X-3 and Class X-B Certificates (after the reduction due to Net Deferred Interest allocable to the Class X-1, Class X-2, Class X-3 and Class X-B Certificates),  and additionally in the case of the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A1A and Class 1-A1B Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class 3-A1A and Class 3-A1B Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 3 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 3 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals (x) the Subordinate Net WAC Cap, computed for this purpose by first reducing the Group 1 Net WAC Cap, the Group 2 Net WAC Cap and the Group 3 Net WAC Cap by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the related Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the related Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class X-1, Class X-2, Class X-3 and Class X-B Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X-1, Class X-2, Class X-3 and Class X-B Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rates of the related mortgage loan group by a per annum rate equal to the quotient of (a) the Net Deferred Interest on such mortgage loan group for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the related mortgage loan group as of the first day of the month prior to such Distribution Date, and (ii) computing the amount of interest accrued on the certificates (other than the Class X-1, Class X-2, Class X-3 and Class X-B Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Certificates.

Net Deferred Interest :

The “Net Deferred Interest” for a Distribution Date and each Mortgage Loan Group is the excess, if any, of related Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement”, or “YMA”, with a counterparty (the “Counterparty”) for the benefit of the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates. The notional balance of each YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth for such Distribution Date and (ii) the aggregate balance of the related Certificates on the day prior to such Distribution Date.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. For each YMA, such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 11.00%.  The Yield Maintenance Agreements will terminate after the Distribution Date in May 2016.  Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the  Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates,  provided that payments will be allocated pro rata based on class principal balance, as applicable.

The Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	$0	N/A	47	179,568,893	9.822817	93	74,235,903	10.154754
2	415,400,923	10.155351	48	176,174,228	10.150325	94	72,813,653	9.827297
3	409,379,659	9.828229	49	172,842,962	9.822973	95	71,418,147	9.827414
4	403,444,496	9.828700	50	169,573,920	10.150487	96	70,048,888	10.155116
5	397,594,092	10.882298	51	166,365,947	9.823132	97	68,705,387	9.827650
6	391,827,123	9.829646	52	163,217,909	9.823212	98	67,387,164	10.155363
7	386,142,293	10.157792	53	160,128,694	10.875789	99	66,093,747	9.827891
8	380,532,605	9.830590	54	157,097,210	9.823375	100	64,824,676	9.828013
9	375,001,815	10.158762	55	154,122,384	10.150906	101	63,579,496	10.881151
10	369,506,336	9.831460	56	151,203,166	9.823541	102	62,357,761	9.828261
11	364,076,538	9.831859	57	148,338,523	10.151079	103	61,159,035	10.155999
12	358,695,842	10.160006	58	145,527,441	9.823709	104	59,982,890	9.828512
13	353,385,452	9.832679	59	142,768,926	9.823795	105	58,828,904	10.156261
14	348,151,306	10.160865	60	140,062,001	10.151343	106	57,696,663	9.828769
15	342,875,167	9.833072	61	137,405,709	9.823968	107	56,585,763	9.828899
16	337,609,743	9.832897	62	134,799,108	10.151524	108	55,495,806	10.156664
17	332,421,964	10.886228	63	132,241,277	9.824143	109	54,426,401	9.829162
18	327,309,050	9.832547	64	129,731,309	9.824232	110	53,377,164	10.156939
19	322,238,712	10.160170	65	127,268,315	10.876928	111	52,347,720	9.829431
20	317,214,473	9.832317	66	124,851,422	9.824413	112	51,337,699	9.829567
21	312,067,352	10.159266	67	122,479,774	10.151988	113	50,346,739	10.882887
22	306,969,966	9.830801	68	120,152,530	9.824596	114	49,374,484	9.829843
23	301,818,260	9.830300	69	117,868,865	10.152179	115	48,420,585	10.157649
24	296,638,640	10.157613	70	115,627,969	9.824783	116	47,484,700	9.830124
25	291,054,601	9.829535	71	113,429,046	9.824878	117	46,566,492	10.157942
26	285,073,367	10.157047	72	111,271,318	10.152472	118	45,665,631	9.830410
27	278,980,900	9.829059	73	109,154,018	9.825069	119	44,781,793	9.830555
28	273,000,500	9.828716	74	107,076,395	10.152672	120	43,914,661	10.158391
29	267,130,114	10.506188	75	105,037,711	9.825264	121	43,063,923	9.830849
30	261,367,728	9.828021	76	103,037,241	9.825363	122	42,229,272	10.158698
31	255,711,362	10.155258	77	101,074,276	10.503081	123	41,410,407	9.831149
32	250,159,076	9.827315	78	99,148,119	9.825563	124	40,607,035	9.831301
33	244,708,963	10.154523	79	97,258,084	10.153187	125	39,818,865	10.509485
34	239,351,717	9.826615	80	95,403,499	9.825767	126	39,045,613	9.831609
35	234,093,151	9.826270	81	93,583,706	10.153399	127	38,287,002	10.159491
36	228,931,457	10.153453	82	91,798,057	9.825974
37	223,864,863	9.825571	83	90,045,917	9.826079
38	218,891,625	10.152725	84	88,326,662	10.153724
39	214,010,035	9.824862	85	86,639,681	9.826292
40	209,218,414	9.824502	86	84,984,374	10.153946
41	204,515,114	10.876727	87	83,360,149	9.826508
42	199,898,520	9.823776	88	81,766,430	9.826618
43	195,367,044	10.150855	89	80,202,649	10.879593
44	190,919,128	9.823037	90	78,668,247	9.826840
45	186,553,243	10.150086	91	77,162,678	10.154518
46	183,028,158	9.822740	92	75,685,406	9.827067

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

* The related classes of Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, provided, however, that any interest distributable to the Class X-1, Class X-2, Class X-3 and Class X-B Certificates from each loan group will be based on the portion of the certificate notional amount derived from such loan group and that any interest otherwise distributable with respect to the Class X-1, Class X-2, Class X-3 and Class X-B Certificates will be reduced to the extent necessary to pay any related Carryover Shortfall Amount below (after giving effect to any related Net Deferred Interest amount allocated to the related Class PO Class);

2)

**

a)

from the Group 1 Mortgage Loans, first to the Class A-R, second pro rata to the Class 1-A1A and Class 1-A1B Certificates and third pro-rata to the Class PO-1 Certificates and the Group 1 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

b)

from the Group 2 Mortgage Loans, first pro rata to the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates and second pro-rata to the Class PO-2 Certificates and the Group 2 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

c)

from the Group 3 Mortgage Loans, first pro rata to the Class 3-A1A and Class 3-A1B Certificates and second pro-rata to the Class PO-3 Certificates and the Group 3 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

3)

to the Class 1-A1A and Class 1-A1B Certificates, and to the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates, and to the Class 3-A1A and Class 3-A1B Certificates,  based on amounts due, to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class X-1, Class X-2 and Class X-3 Certificates, respectively (after giving effect to any related Net Deferred Interest amount allocated to the Class X-1, Class X-2 and Class X-3 Certificates);

4)

to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

5)

to the Subordinate Certificates, sequentially in numerical order, to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class X-B Certificates (after giving effect to any Net Deferred Interest amount allocated to the Class X-B Certificates)

*

The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any related Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

**   Under certain limited circumstances such as when (i) the aggregate principal balance of any of the

Class A Certificates related to each group and the related principal only component have been    reduced to zero or (ii) the aggregate principal balance of any of the Class A Certificates related to each group and the related principal only component are undercollateralized, principal and/or interest from such related mortgage loan Groups in case (i) or principal and interest from the other mortgage loan Groups in the case (ii) will be used to make    payments on the unrelated Class A Certificates and principal only component, as described in the prospectus.

Yield Tables (%)

Class 2-A1A1 To Optional Call Date
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.65	5.23	3.87	2.41	1.64
MDUR (yr)	5.91	4.31	3.32	2.16	1.51
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	163	123	80	56

Class 2-A1A1 To Maturity
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	8.10	5.64	4.22	2.62	1.79
MDUR (yr)	6.07	4.50	3.51	2.31	1.62
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class 2-A1A2 To Optional Call Date
Price = 101-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.65	5.23	3.87	2.41	1.64
MDUR (yr)	5.78	4.25	3.29	2.16	1.52
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	163	123	80	56

Class 2-A1A2 To Maturity
Price = 101-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	8.10	5.64	4.22	2.62	1.79
MDUR (yr)	5.95	4.44	3.49	2.31	1.63
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Yield Tables (%)

Class 2-A1B To Optional Call Date
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.65	5.23	3.87	2.41	1.64
MDUR (yr)	5.88	4.30	3.32	2.16	1.51
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	163	123	80	56

Class 2-A1B To Maturity
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	8.10	5.64	4.22	2.62	1.79
MDUR (yr)	6.05	4.49	3.50	2.31	1.62
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class 2-A1C To Optional Call Date
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.65	5.23	3.87	2.41	1.64
MDUR (yr)	5.86	4.28	3.31	2.16	1.51
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	163	123	80	56

Class 2-A1C To Maturity
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	8.10	5.64	4.22	2.62	1.79
MDUR (yr)	6.02	4.47	3.50	2.30	1.62
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Yield Tables (%)

Class 3-A1A To Optional Call Date
Price = 102-12	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.74	5.28	3.91	2.42	1.65
MDUR (yr)	5.82	4.29	3.33	2.19	1.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	163	123	80	56

Class 3-A1A To Maturity
Price = 102-12	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	8.21	5.71	4.26	2.64	1.80
MDUR (yr)	5.98	4.48	3.52	2.34	1.66
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class 3-A1B To Optional Call Date
Price = 102-12	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.74	5.28	3.91	2.42	1.65
MDUR (yr)	5.79	4.27	3.32	2.18	1.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	163	123	80	56

Class 3-A1B To Maturity
Price = 102-12	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	8.21	5.71	4.26	2.64	1.80
MDUR (yr)	5.94	4.46	3.51	2.34	1.66
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Aggregate Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,010,486,370	$23,192	$2,750,000
Average Scheduled Principal Balance	$409,104
Number of Mortgage Loans	2,470

Weighted Average Gross Coupon	5.825%	1.500%	7.306%
Weighted Average FICO Score	709	430	817
Weighted Average Original LTV	73.19%	12.97%	95.00%

Weighted Average Original Term	394 months	360 months	480 months
Weighted Average Stated Remaining Term	390 months	346 months	479 months
Weighted Average Seasoning	4 months	1 month	28 months

Weighted Average Gross Margin	3.011%	1.550%	4.450%
Weighted Average Minimum Interest Rate	3.054%	1.550%	5.787%
Weighted Average Maximum Interest Rate	10.632%	8.950%	19.900%

Weighted Average Months to Roll	1 month	1 month	2 months

Weighted Average Neg Am Limit	114%	110	125
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Aug 1 2034	Sep 1 2045
Maximum Zip Code Concentration	0.62%	94531

ARM	100.00%	Cash Out Refinance	52.24%
		Purchase	35.69%
Negam MTA	100.00%	Rate/Term Refinance	12.07%

Prepay Penalty: 36 months	37.98%	Single Family	53.35%
Prepay Penalty: 12 months	33.47%	PUD	16.88%
Prepay Penalty: N/A	25.37%	Single Family Detached	16.09%
Prepay Penalty: 24 months	1.94%	Condominium	5.42%
Prepay Penalty: 6 months	1.22%	2 Units	2.94%
Prepay Penalty: 30 months	0.02%	4 Units	2.30%
		Condo Low-Rise	1.49%
First Lien	100.00%	3 Units	1.10%
		Condo High-Rise	0.31%
NIV	32.65%	Townhouse	0.07%
Stated Documentation	30.32%	Single Family Attached	0.05%
Full Documentation	13.44%
SIVA	10.60%	Primary	84.21%
Reduced Documentation	6.38%	Investor	13.70%
No Income / No Asset	2.84%	Second Home	2.09%
No Ratio	2.02%
No Documentation	0.97%	Top 5 States:
VOE	0.40%	California	83.77%
Streamline Documentation	0.37%	Florida	3.17%
Alternative Documentation	0.01%	Arizona	2.86%
		Nevada	2.19%
		Washington	1.81%

*All Weighted Average Fico Scores are calculated using Non-Zero Fico Scores

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 - 50,000.00	1	23,192.19	0.00%	6.131	357	80.00	620
50,000.01 - 100,000.00	37	2,967,153.18	0.29%	5.937	383	67.10	701
100,000.01 - 150,000.00	117	15,108,797.55	1.50%	5.930	376	72.50	716
150,000.01 - 200,000.00	195	34,724,425.00	3.44%	5.937	378	71.49	709
200,000.01 - 250,000.00	250	56,544,407.34	5.60%	5.905	378	72.20	705
250,000.01 - 300,000.00	283	78,509,349.47	7.77%	5.891	383	73.32	703
300,000.01 - 350,000.00	268	87,857,348.15	8.69%	5.876	386	73.58	706
350,000.01 - 400,000.00	326	122,724,043.58	12.15%	5.881	383	74.85	711
400,000.01 - 450,000.00	199	84,546,070.33	8.37%	5.867	388	75.46	703
450,000.01 - 500,000.00	191	91,070,621.63	9.01%	5.808	390	75.95	711
500,000.01 - 550,000.00	111	58,289,021.51	5.77%	5.858	393	75.12	715
550,000.01 - 600,000.00	138	79,280,593.24	7.85%	5.835	388	76.80	715
600,000.01 - 650,000.00	128	81,171,272.82	8.03%	5.820	389	74.18	714
650,000.01 - 700,000.00	46	31,018,016.39	3.07%	5.891	413	72.40	708
700,000.01 - 750,000.00	31	22,568,633.59	2.23%	5.658	398	68.99	722
750,000.01 - 800,000.00	18	13,994,619.54	1.38%	5.770	409	68.08	697
800,000.01 - 850,000.00	23	19,048,966.17	1.89%	5.784	413	74.14	691
850,000.01 - 900,000.00	15	13,162,104.61	1.30%	5.683	390	72.74	739
900,000.01 - 950,000.00	15	13,854,749.35	1.37%	5.525	410	72.18	693
950,000.01 - 1,000,000.00	27	26,689,204.15	2.64%	5.724	406	69.12	720
1,000,000.01+	51	77,333,780.52	7.65%	5.574	405	63.78	701
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	12	6,761,064.40	0.67%	1.741	365	68.70	741
2.000 - 2.499	2	826,985.23	0.08%	2.050	358	79.62	773
2.500 - 2.999	2	2,575,800.00	0.25%	2.750	359	62.11	660
4.000 - 4.499	2	819,200.00	0.08%	4.406	357	74.82	726
4.500 - 4.999	18	8,321,448.54	0.82%	4.877	373	70.55	715
5.000 - 5.499	312	151,167,136.87	14.96%	5.312	396	70.03	701
5.500 - 5.999	1,180	484,116,831.95	47.91%	5.738	386	72.66	708
6.000 - 6.499	778	293,064,680.12	29.00%	6.188	393	75.73	714
6.500 - 6.999	144	51,673,283.87	5.11%	6.710	400	74.95	714
7.000 - 7.499	20	11,159,939.33	1.10%	7.155	401	70.67	695
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
400-499	4	1,187,968.20	0.12%	5.691	468	75.76	473
500-524	13	5,977,270.34	0.59%	5.554	465	65.52	512
525-549	7	2,566,054.48	0.25%	5.348	471	70.32	540
550-574	18	8,695,670.82	0.86%	5.533	464	64.04	567
575-599	19	7,881,202.36	0.78%	5.781	468	69.80	588
600-619	24	11,063,371.27	1.09%	5.552	467	67.26	611
620-649	183	58,201,771.90	5.76%	5.838	393	71.31	636
650-674	333	144,411,777.50	14.29%	5.782	388	73.21	664
675-699	450	188,804,520.49	18.68%	5.925	391	73.84	687
700-724	462	188,869,777.54	18.69%	5.842	386	74.66	711
725-749	382	153,459,220.13	15.19%	5.874	382	74.16	736
750-774	316	136,298,671.26	13.49%	5.730	390	72.24	762
775-799	206	83,660,383.15	8.28%	5.781	379	72.70	785
800+	49	18,076,262.47	1.79%	5.911	396	70.52	805
None	4	1,332,448.40	0.13%	5.579	356	71.53	0
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	96	32,748,954.63	3.24%	5.620	405	42.24	716
50.00- 54.99	69	30,581,669.13	3.03%	5.838	398	52.61	699
55.00- 59.99	83	35,160,017.04	3.48%	5.570	386	57.52	700
60.00- 64.99	129	58,988,647.41	5.84%	5.592	388	62.31	702
65.00- 69.99	205	93,920,464.27	9.29%	5.727	388	67.67	700
70.00- 74.99	352	154,873,583.61	15.33%	5.822	398	72.20	707
75.00- 79.99	578	249,434,993.84	24.68%	5.892	395	76.40	708
80.00	841	325,049,418.64	32.17%	5.878	385	80.00	717
80.01- 84.99	8	1,903,211.36	0.19%	5.646	382	82.87	689
85.00- 89.99	24	6,708,395.07	0.66%	5.831	366	87.32	686
90.00- 94.99	69	17,397,278.72	1.72%	6.074	359	90.36	700
95.00- 99.99	16	3,719,736.59	0.37%	6.016	356	95.00	715
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	1,844	722,826,955.83	71.53%	5.793	357	73.75	716
480	626	287,659,414.48	28.47%	5.905	473	71.77	693
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-354	97	38,070,299.62	3.77%	5.658	351	71.41	709
355-357	953	369,852,039.32	36.60%	5.862	357	73.64	717
358-360	794	314,904,616.89	31.16%	5.727	358	74.16	715
361+	626	287,659,414.48	28.47%	5.905	473	71.77	693
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	100	37,261,422.21	3.69%	5.670	392	69.67	710
20.01 -25.00	143	53,147,022.11	5.26%	5.819	383	71.04	722
25.01 -30.00	210	76,682,938.38	7.59%	5.737	397	72.53	707
30.01 -35.00	520	217,286,653.27	21.50%	5.838	394	73.15	710
35.01 -40.00	803	344,038,609.00	34.05%	5.864	393	73.86	713
40.01 -45.00	309	128,018,568.27	12.67%	5.829	381	73.05	706
45.01 -50.00	106	38,782,018.59	3.84%	5.745	386	75.44	703
50.01 -55.00	56	20,661,791.18	2.04%	5.758	375	77.42	700
55.01 -60.00	8	3,515,696.19	0.35%	5.817	414	79.46	714
60.01+	4	1,167,448.89	0.12%	5.654	436	74.58	629
None	211	89,924,202.22	8.90%	5.831	386	71.98	694
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
ARM	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam MTA	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Silent 2nd	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
No Silent Seconds	1,878	743,351,220.21	73.56%	5.762	387	72.19	706
Silent Second	592	267,135,150.10	26.44%	6.000	399	75.97	716
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: N/A	598	256,357,224.58	25.37%	5.668	388	73.31	720
Prepay Penalty: 6 months	24	12,282,874.78	1.22%	6.052	373	76.42	710
Prepay Penalty: 12 months	771	338,232,464.33	33.47%	5.695	393	72.33	704
Prepay Penalty: 24 months	42	19,620,138.08	1.94%	6.110	422	74.84	702
Prepay Penalty: 30 months	1	183,730.21	0.02%	5.806	356	79.99	788
Prepay Penalty: 36 months	1,034	383,809,938.33	37.98%	6.022	388	73.68	707
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
NIV	763	329,927,683.12	32.65%	6.012	413	73.76	718
Stated Documentation	767	306,385,788.06	30.32%	5.710	363	73.39	716
Full Documentation	409	135,837,137.45	13.44%	5.717	395	74.95	706
SIVA	220	107,104,627.95	10.60%	5.794	359	72.27	718
Reduced Documentation	144	64,421,536.47	6.38%	5.566	466	66.67	626
No Income / No Asset	71	28,733,691.56	2.84%	5.617	383	68.52	725
No Ratio	47	20,380,068.62	2.02%	6.336	358	78.07	686
No Documentation	23	9,761,711.39	0.97%	6.137	357	73.50	708
VOE	12	4,084,166.92	0.40%	5.863	358	78.62	706
Streamline Documentation	13	3,705,213.46	0.37%	5.879	357	82.22	704
Alternative Documentation	1	144,745.31	0.01%	5.731	356	95.00	691
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	1,318	527,862,749.00	52.24%	5.807	387	70.58	703
Purchase	869	360,686,454.28	35.69%	5.852	390	77.37	719
Rate/Term Refinance	283	121,937,167.03	12.07%	5.823	407	72.12	706
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Single Family	1,308	539,083,394.69	53.35%	5.710	380	72.50	701
PUD	411	170,604,389.00	16.88%	5.830	382	73.13	721
Single Family Detached	351	162,538,718.25	16.09%	6.010	432	74.69	720
Condominium	191	54,753,795.13	5.42%	5.744	381	75.28	707
2 Units	74	29,696,249.85	2.94%	6.081	390	70.66	701
4 Units	55	23,238,596.98	2.30%	6.498	407	74.13	722
Condo Low-Rise	45	15,030,376.23	1.49%	6.153	395	76.59	728
3 Units	23	11,134,495.94	1.10%	6.408	428	73.62	724
Condo High-Rise	8	3,115,133.14	0.31%	6.086	371	78.23	708
Townhouse	3	739,221.10	0.07%	5.359	357	73.71	717
Single Family Attached	1	552,000.00	0.05%	6.156	357	80.00	784
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Primary	1,938	850,909,220.44	84.21%	5.756	390	73.02	705
Investor	455	138,484,138.53	13.70%	6.231	391	73.58	729
Second Home	77	21,093,011.34	2.09%	5.916	392	77.24	734
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Arizona	113	28,892,560.59	2.86%	5.920	360	76.75	717
California	1,900	846,495,231.92	83.77%	5.813	392	72.78	710
Colorado	22	8,609,046.65	0.85%	5.862	371	69.36	726
Connecticut	2	791,361.34	0.08%	5.776	357	80.00	750
Florida	108	32,019,433.41	3.17%	5.789	402	72.28	675
Hawaii	6	3,360,184.21	0.33%	5.301	357	64.24	731
Idaho	6	972,739.44	0.10%	5.539	357	77.86	754
Illinois	13	3,545,774.79	0.35%	5.765	454	74.00	651
Indiana	1	244,418.44	0.02%	1.500	358	70.00	719
Kansas	2	423,050.12	0.04%	5.755	357	71.87	718
Kentucky	1	23,192.19	0.00%	6.131	357	80.00	620
Maryland	18	5,958,062.94	0.59%	5.802	357	72.96	694
Massachusetts	6	2,013,053.68	0.20%	6.014	357	75.42	699
Michigan	2	1,165,758.50	0.12%	5.780	358	79.12	682
Minnesota	3	803,114.73	0.08%	6.337	357	77.84	645
Missouri	2	255,800.00	0.03%	6.031	357	82.37	717
Nevada	73	22,099,544.17	2.19%	6.016	385	75.98	726
New Jersey	40	10,961,269.87	1.08%	5.983	357	78.35	700
New Mexico	2	217,592.22	0.02%	5.873	418	77.47	730
New York	5	2,171,658.68	0.21%	5.526	442	68.10	579
Ohio	5	828,130.68	0.08%	5.784	357	80.00	698
Oregon	24	5,968,453.74	0.59%	5.723	373	75.70	735
Pennsylvania	18	3,804,848.78	0.38%	5.988	357	80.45	742
South Carolina	5	1,080,750.26	0.11%	5.712	357	81.37	717
Texas	6	860,107.15	0.09%	5.969	358	86.57	722
Utah	5	1,490,874.24	0.15%	5.935	358	83.86	701
Virginia	17	6,938,385.06	0.69%	5.776	357	79.04	711
Washington	64	18,323,972.51	1.81%	6.111	401	77.26	712
Wisconsin	1	168,000.00	0.02%	5.956	357	80.00	750
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	5	2,149,617.18	0.21%	4.623	357	68.95	735
2.000 - 2.499	170	81,156,774.49	8.03%	5.188	389	70.00	709
2.500 - 2.999	1,026	432,642,073.98	42.82%	5.622	384	72.19	705
3.000 - 3.499	1,024	394,739,271.87	39.06%	6.029	395	74.74	712
3.500 - 3.999	213	82,621,111.80	8.18%	6.308	397	74.50	715
4.000 - 4.499	32	17,177,520.99	1.70%	7.075	404	71.75	701
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	5	2,149,617.18	0.21%	4.623	357	68.95	735
2.000 - 2.499	162	69,606,445.15	6.89%	5.185	390	70.24	707
2.500 - 2.999	1,023	428,635,873.98	42.42%	5.623	383	72.35	705
3.000 - 3.499	1,025	394,269,801.21	39.02%	6.028	396	74.76	712
3.500 - 3.999	213	82,621,111.80	8.18%	6.308	397	74.50	715
4.000 - 4.499	32	17,177,520.99	1.70%	7.075	404	71.75	701
4.500 - 4.999	2	3,390,000.00	0.34%	5.137	413	64.43	718
5.000 - 5.499	6	10,561,000.00	1.05%	5.299	396	63.68	706
5.500 - 5.999	2	2,075,000.00	0.21%	5.848	427	72.89	732
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
8.500 - 8.999	87	39,154,690.33	3.87%	5.577	391	75.36	698
9.000 - 9.499	6	2,878,860.92	0.28%	5.695	449	73.98	713
9.500 - 9.999	1,608	617,421,636.19	61.10%	5.704	375	72.69	706
10.000 -10.499	80	35,483,996.45	3.51%	5.805	436	69.07	672
10.500 -10.999	125	57,088,745.51	5.65%	5.920	356	73.85	704
11.000 -11.499	25	9,404,508.71	0.93%	6.189	354	72.97	694
11.500 -11.999	9	5,101,230.85	0.50%	5.970	386	68.34	755
12.000 -12.499	2	846,636.22	0.08%	6.356	355	77.99	754
12.500 -12.999	521	239,707,187.71	23.72%	6.137	433	74.57	723
19.500 -19.999	7	3,398,877.42	0.34%	6.065	356	78.25	740
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
110.000	1,080	489,124,411.40	48.40%	5.889	403	72.93	718
115.000	1,161	425,691,516.72	42.13%	5.807	358	74.37	714
125.000	229	95,670,442.19	9.47%	5.573	466	69.24	639
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Group 2 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$473,367,425	$64,153	$2,700,000
Average Scheduled Principal Balance	$539,143
Number of Mortgage Loans	878

Weighted Average Gross Coupon	5.637%	1.500%	7.231%
Weighted Average FICO Score	707	430	810
Weighted Average Original LTV	72.58%	17.76%	95.00%

Weighted Average Original Term	400 months	360 months	480 months
Weighted Average Stated Remaining Term	396 months	347 months	479 months
Weighted Average Seasoning	5 months	1 month	24 months

Weighted Average Gross Margin	2.856%	1.550%	4.375%
Weighted Average Minimum Interest Rate	2.940%	1.550%	5.787%
Weighted Average Maximum Interest Rate	10.540%	8.950%	19.900%

Weighted Average Months to Roll	1 month	1 month	2 months

Weighted Average Neg Am Limit	114%	110	125
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Sep 1 2034	Sep 1 2045
Maximum Zip Code Concentration	1.10%	95476

ARM	100.00%	Cash Out Refinance	47.70%
		Purchase	40.15%
Negam MTA	100.00%	Rate/Term Refinance	12.14%

Prepay Penalty: 12 months	57.76%	Single Family	56.85%
Prepay Penalty: N/A	39.86%	PUD	16.59%
Prepay Penalty: 6 months	2.38%	Single Family Detached	16.44%
		Condominium	4.53%
First Lien	100.00%	2 Units	2.17%
		4 Units	1.26%
Stated Documentation	31.46%	3 Units	1.14%
NIV	27.62%	Condo Low-Rise	0.85%
Full Documentation	11.78%	Condo High-Rise	0.18%
Reduced Documentation	10.75%
SIVA	10.14%	Primary	89.42%
No Income / No Asset	2.75%	Investor	9.02%
No Ratio	2.69%	Second Home	1.56%
No Documentation	1.44%
Streamline Documentation	0.78%	Top 5 States:
VOE	0.58%	California	90.06%
		Florida	2.85%
		Nevada	1.33%
		Arizona	1.00%
		Washington	0.75%

*All Weighted Average Fico Scores are calculated using Non-Zero Fico Scores

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
50,000.01 - 100,000.00	9	702,183.22	0.15%	5.822	455	65.61	628
100,000.01 - 150,000.00	13	1,626,487.78	0.34%	5.513	442	69.10	675
150,000.01 - 200,000.00	20	3,497,513.73	0.74%	5.804	418	69.13	667
200,000.01 - 250,000.00	26	5,775,460.82	1.22%	5.470	442	71.72	629
250,000.01 - 300,000.00	35	9,627,910.40	2.03%	5.566	424	73.17	661
300,000.01 - 350,000.00	22	7,214,195.88	1.52%	5.649	441	74.43	658
350,000.01 - 400,000.00	142	53,984,294.19	11.40%	5.730	384	73.71	712
400,000.01 - 450,000.00	102	43,387,865.54	9.17%	5.698	387	74.71	701
450,000.01 - 500,000.00	115	54,929,982.50	11.60%	5.641	386	75.65	711
500,000.01 - 550,000.00	71	37,193,435.10	7.86%	5.763	388	75.35	717
550,000.01 - 600,000.00	84	48,328,478.30	10.21%	5.678	386	76.09	717
600,000.01 - 650,000.00	84	53,381,558.87	11.28%	5.718	388	74.32	714
650,000.01 - 700,000.00	22	14,800,841.42	3.13%	5.648	419	71.71	707
700,000.01 - 750,000.00	23	16,838,948.36	3.56%	5.540	398	68.21	722
750,000.01 - 800,000.00	14	10,888,138.30	2.30%	5.652	406	65.69	692
800,000.01 - 850,000.00	18	14,881,362.23	3.14%	5.651	415	75.08	687
850,000.01 - 900,000.00	8	7,055,000.00	1.49%	5.406	388	73.92	746
900,000.01 - 950,000.00	12	11,114,235.01	2.35%	5.418	394	72.64	687
950,000.01 - 1,000,000.00	18	17,826,356.61	3.77%	5.646	410	69.39	733
1,000,000.01+	40	60,313,177.02	12.74%	5.421	406	64.17	705
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	9	5,570,064.40	1.18%	1.739	358	70.02	745
2.000 - 2.499	1	498,985.23	0.11%	2.000	358	79.37	767
2.500 - 2.999	1	2,405,000.00	0.51%	2.750	359	60.13	661
4.000 - 4.499	2	819,200.00	0.17%	4.406	357	74.82	726
4.500 - 4.999	13	6,793,450.63	1.44%	4.879	377	69.81	712
5.000 - 5.499	210	119,679,692.04	25.28%	5.313	403	69.94	694
5.500 - 5.999	461	245,338,261.06	51.83%	5.709	398	73.10	707
6.000 - 6.499	160	81,300,612.56	17.17%	6.188	385	75.15	727
6.500 - 6.999	18	9,724,546.39	2.05%	6.739	378	75.22	699
7.000 - 7.499	3	1,237,612.97	0.26%	7.175	385	83.25	633
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
400-499	2	441,905.59	0.09%	5.653	460	77.04	463
500-524	9	4,169,606.12	0.88%	5.430	465	62.73	512
525-549	6	2,351,911.41	0.50%	5.323	471	69.44	539
550-574	16	8,115,373.21	1.71%	5.496	464	63.64	567
575-599	14	6,816,676.19	1.44%	5.741	468	69.05	588
600-619	16	7,387,880.21	1.56%	5.525	466	68.15	610
620-649	58	20,725,233.57	4.38%	5.626	428	69.85	635
650-674	123	71,212,665.20	15.04%	5.548	396	71.66	665
675-699	151	78,103,201.54	16.50%	5.775	396	74.45	687
700-724	151	85,409,466.38	18.04%	5.639	388	74.35	711
725-749	132	71,761,972.88	15.16%	5.699	378	73.59	737
750-774	106	63,460,212.41	13.41%	5.499	395	71.69	762
775-799	77	44,638,438.41	9.43%	5.650	379	71.44	785
800+	13	7,440,433.76	1.57%	5.918	394	77.63	804
None	4	1,332,448.40	0.28%	5.579	356	71.53	0
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	29	16,891,458.33	3.57%	5.504	427	43.61	707
50.00- 54.99	21	13,925,115.23	2.94%	5.524	408	53.05	682
55.00- 59.99	26	16,443,120.59	3.47%	5.332	389	57.64	689
60.00- 64.99	47	29,448,838.60	6.22%	5.304	402	62.23	691
65.00- 69.99	87	51,476,956.71	10.87%	5.578	387	67.82	704
70.00- 74.99	137	79,981,956.68	16.90%	5.666	410	72.01	707
75.00- 79.99	209	116,116,727.43	24.53%	5.688	393	76.39	707
80.00	303	143,373,790.91	30.29%	5.716	388	80.00	718
85.00- 89.99	6	1,964,004.21	0.41%	5.721	385	86.64	652
90.00- 94.99	10	3,251,456.59	0.69%	6.060	356	90.51	684
95.00- 99.99	3	494,000.00	0.10%	6.100	357	95.00	727
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	572	314,350,097.47	66.41%	5.611	357	73.58	721
480	306	159,017,327.81	33.59%	5.688	472	70.61	681
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-354	25	15,083,742.46	3.19%	5.452	352	70.67	720
355-357	287	153,838,317.11	32.50%	5.695	357	73.51	720
358-360	260	145,428,037.90	30.72%	5.537	358	73.95	721
361+	306	159,017,327.81	33.59%	5.688	472	70.61	681
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	33	15,725,708.98	3.32%	5.428	396	72.52	712
20.01 -25.00	37	23,019,400.21	4.86%	5.586	391	68.95	725
25.01 -30.00	74	36,529,352.06	7.72%	5.390	406	70.98	692
30.01 -35.00	172	98,209,531.53	20.75%	5.680	400	72.63	712
35.01 -40.00	274	153,871,563.68	32.51%	5.648	394	73.13	714
40.01 -45.00	119	61,248,328.03	12.94%	5.639	387	72.19	707
45.01 -50.00	39	17,412,299.86	3.68%	5.589	410	74.94	699
50.01 -55.00	25	10,430,723.41	2.20%	5.864	388	78.46	700
55.01 -60.00	6	2,878,015.47	0.61%	5.731	412	78.38	729
60.01+	3	971,681.62	0.21%	5.700	430	74.49	666
None	96	53,070,820.43	11.21%	5.737	393	71.77	686
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
ARM	878	473,367,425.28	100.00%	5.637	396	72.58	707
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam MTA	878	473,367,425.28	100.00%	5.637	396	72.58	707
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

Silent 2nd	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
No Silent Seconds	663	348,136,763.70	73.54%	5.569	395	71.39	703
Silent Second	215	125,230,661.58	26.46%	5.825	397	75.89	721
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: N/A	344	188,685,776.96	39.86%	5.566	391	73.10	719
Prepay Penalty: 6 months	20	11,256,424.78	2.38%	6.023	374	76.79	714
Prepay Penalty: 12 months	514	273,425,223.54	57.76%	5.669	399	72.05	699
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	878	473,367,425.28	100.00%	5.637	396	72.58	707
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Stated Documentation	254	148,934,196.65	31.46%	5.562	367	72.31	723
NIV	223	130,758,095.06	27.62%	5.762	414	73.91	718
Full Documentation	127	55,773,882.53	11.78%	5.450	420	73.33	696
Reduced Documentation	107	50,905,746.13	10.75%	5.500	466	66.40	626
SIVA	84	47,991,342.31	10.14%	5.651	361	73.22	735
No Income / No Asset	25	13,024,719.13	2.75%	5.399	369	69.30	719
No Ratio	25	12,734,118.62	2.69%	6.405	358	78.53	689
No Documentation	13	6,818,211.39	1.44%	6.121	358	75.96	712
Streamline Documentation	13	3,705,213.46	0.78%	5.879	357	82.22	704
VOE	7	2,721,900.00	0.58%	5.824	358	78.82	700
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	420	225,807,826.31	47.70%	5.625	396	69.56	700
Purchase	354	190,072,935.09	40.15%	5.678	393	76.86	717
Rate/Term Refinance	104	57,486,663.88	12.14%	5.545	405	70.33	706
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Single Family	496	269,105,465.76	56.85%	5.560	390	71.70	699
PUD	140	78,514,954.19	16.59%	5.626	378	72.45	727
Single Family Detached	139	77,803,951.94	16.44%	5.805	427	74.87	720
Condominium	57	21,463,157.86	4.53%	5.591	397	76.47	693
2 Units	18	10,251,537.01	2.17%	5.932	417	70.17	696
4 Units	10	5,961,656.84	1.26%	6.046	412	69.45	696
3 Units	8	5,395,327.35	1.14%	6.118	446	73.04	734
Condo Low-Rise	8	4,021,656.33	0.85%	5.930	376	77.54	726
Condo High-Rise	2	849,718.00	0.18%	5.760	358	80.00	719
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Primary	754	423,293,308.71	89.42%	5.591	394	72.49	705
Investor	105	42,690,577.38	9.02%	6.077	407	72.67	726
Second Home	19	7,383,539.19	1.56%	5.672	412	77.10	742
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Arizona	13	4,715,914.24	1.00%	5.912	358	76.95	726
California	767	426,318,633.97	90.06%	5.632	396	72.67	709
Colorado	4	2,857,123.04	0.60%	5.820	358	61.07	750
Connecticut	1	524,000.00	0.11%	5.506	357	80.00	790
Florida	31	13,485,421.43	2.85%	5.590	428	66.75	659
Hawaii	1	1,500,000.00	0.32%	4.856	358	61.22	742
Idaho	1	159,354.46	0.03%	6.256	357	80.00	707
Illinois	10	2,820,139.86	0.60%	5.675	464	72.87	633
Indiana	1	244,418.44	0.05%	1.500	358	70.00	719
Maryland	3	1,129,118.26	0.24%	5.484	357	56.83	713
Minnesota	1	161,600.00	0.03%	6.256	358	80.00	689
Nevada	13	6,280,866.76	1.33%	5.922	400	73.75	742
New Jersey	5	2,458,506.25	0.52%	6.010	357	81.11	704
New Mexico	1	107,514.64	0.02%	5.481	357	80.00	749
New York	4	1,789,489.04	0.38%	5.398	437	68.60	593
Ohio	1	221,086.00	0.05%	5.731	358	80.00	732
Oregon	2	1,158,240.72	0.24%	5.557	415	80.00	718
South Carolina	3	666,165.62	0.14%	5.613	357	82.89	743
Virginia	7	3,216,892.58	0.68%	5.625	357	78.96	712
Washington	9	3,552,939.97	0.75%	5.866	371	78.65	693
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	4	1,850,332.10	0.39%	4.601	357	70.40	735
2.000 - 2.499	112	64,890,022.32	13.71%	5.191	395	70.23	703
2.500 - 2.999	469	249,646,832.79	52.74%	5.581	394	71.98	703
3.000 - 3.499	247	128,667,872.01	27.18%	5.914	401	74.63	717
3.500 - 3.999	38	24,223,269.59	5.12%	5.776	392	73.69	713
4.000 - 4.499	8	4,089,096.47	0.86%	6.987	402	76.57	687
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	4	1,850,332.10	0.39%	4.601	357	70.40	735
2.000 - 2.499	105	53,639,022.32	11.33%	5.186	398	70.61	700
2.500 - 2.999	467	246,840,632.79	52.15%	5.583	393	72.27	704
3.000 - 3.499	247	127,899,072.01	27.02%	5.914	401	74.67	716
3.500 - 3.999	38	24,223,269.59	5.12%	5.776	392	73.69	713
4.000 - 4.499	8	4,089,096.47	0.86%	6.987	402	76.57	687
4.500 - 4.999	2	3,390,000.00	0.72%	5.137	413	64.43	718
5.000 - 5.499	6	10,561,000.00	2.23%	5.299	396	63.68	706
5.500 - 5.999	1	875,000.00	0.18%	5.906	358	70.00	774
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
8.500 - 8.999	45	22,694,885.67	4.79%	5.395	395	74.55	689
9.000 - 9.499	5	2,596,535.33	0.55%	5.700	459	72.41	714
9.500 - 9.999	553	288,062,820.58	60.85%	5.529	384	72.27	705
10.000 -10.499	54	26,436,778.29	5.58%	5.722	434	68.32	676
10.500 -10.999	46	28,428,187.61	6.01%	5.852	356	72.53	711
11.000 -11.499	6	3,433,428.34	0.73%	6.401	355	73.81	702
11.500 -11.999	5	3,921,286.53	0.83%	5.921	395	61.72	775
12.500 -12.999	161	96,447,134.22	20.37%	5.884	433	74.50	724
19.500 -19.999	3	1,346,368.71	0.28%	5.802	354	82.14	747
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
110.000	385	230,157,503.95	48.62%	5.611	399	72.93	719
115.000	318	166,886,150.25	35.26%	5.726	359	73.86	723
125.000	175	76,323,771.08	16.12%	5.519	466	68.75	640
Total	878	473,367,425.28	100.00%	5.637	396	72.58	707

Group 3 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$262,053,924	$70,549	$2,750,000
Average Scheduled Principal Balance	$506,874
Number of Mortgage Loans	517

Weighted Average Gross Coupon	6.008%	1.750%	7.306%
Weighted Average FICO Score	705	442	803
Weighted Average Original LTV	74.27%	35.36%	95.00%

Weighted Average Original Term	400 months	360 months	480 months
Weighted Average Stated Remaining Term	396 months	346 months	479 months
Weighted Average Seasoning	4 months	1 month	28 months

Weighted Average Gross Margin	3.161%	2.100%	4.450%
Weighted Average Minimum Interest Rate	3.173%	2.100%	5.583%
Weighted Average Maximum Interest Rate	10.823%	8.950%	19.900%

Weighted Average Months to Roll	1 month	1 month	2 months

Weighted Average Neg Am Limit	113%	110	125
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Aug 1 2034	Sep 1 2045
Maximum Zip Code Concentration	1.19%	94531

ARM	100.00%	Single Family	54.03%
		Single Family Detached	21.57%
Negam MTA	100.00%	PUD	16.93%
		Condominium	2.60%
Prepay Penalty: 36 months	94.47%	2 Units	1.68%
Prepay Penalty: 24 months	5.53%	Condo Low-Rise	1.26%
		4 Units	0.85%
First Lien	100.00%	3 Units	0.47%
		Condo High-Rise	0.42%
NIV	40.40%	Single Family Attached	0.21%
Stated Documentation	22.29%
SIVA	15.67%	Primary	93.44%
Full Documentation	11.70%	Investor	6.01%
Reduced Documentation	5.16%	Second Home	0.56%
No Income / No Asset	2.96%
No Ratio	1.53%	Top 5 States:
No Documentation	0.29%	California	88.19%
		Florida	2.46%
Cash Out Refinance	56.84%	Arizona	2.16%
Purchase	28.11%	Washington	1.50%
Rate/Term Refinance	15.05%	Colorado	1.29%

*All Weighted Average Fico Scores are calculated using Non-Zero Fico Scores

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
50,000.01 - 100,000.00	1	70,549.06	0.03%	5.456	462	66.67	649
100,000.01 - 150,000.00	10	1,218,456.84	0.46%	5.993	421	76.66	685
150,000.01 - 200,000.00	8	1,328,784.92	0.51%	5.729	450	72.87	628
200,000.01 - 250,000.00	8	1,863,544.22	0.71%	5.935	425	79.00	636
250,000.01 - 300,000.00	7	1,960,099.67	0.75%	5.780	436	69.25	639
300,000.01 - 350,000.00	9	2,922,915.02	1.12%	5.943	467	71.99	656
350,000.01 - 400,000.00	117	44,459,862.94	16.97%	5.979	383	75.59	707
400,000.01 - 450,000.00	89	37,757,968.79	14.41%	5.999	389	76.39	705
450,000.01 - 500,000.00	69	32,758,284.20	12.50%	6.035	397	76.66	710
500,000.01 - 550,000.00	39	20,589,226.11	7.86%	6.004	403	74.83	708
550,000.01 - 600,000.00	50	28,687,326.47	10.95%	6.033	392	77.97	707
600,000.01 - 650,000.00	42	26,526,139.98	10.12%	5.980	391	74.39	712
650,000.01 - 700,000.00	21	14,175,924.97	5.41%	5.995	402	72.54	710
700,000.01 - 750,000.00	8	5,729,685.23	2.19%	6.006	398	71.30	724
750,000.01 - 800,000.00	4	3,106,481.24	1.19%	6.186	416	76.45	714
800,000.01 - 850,000.00	5	4,167,603.94	1.59%	6.256	405	70.76	707
850,000.01 - 900,000.00	7	6,107,104.61	2.33%	6.004	392	71.38	731
900,000.01 - 950,000.00	3	2,740,514.34	1.05%	5.960	475	70.29	715
950,000.01 - 1,000,000.00	9	8,862,847.54	3.38%	5.879	397	68.59	695
1,000,000.01+	11	17,020,603.50	6.50%	6.117	403	62.40	686
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	1	525,000.00	0.20%	1.750	359	70.00	665
4.500 - 4.999	1	375,000.00	0.14%	4.956	358	77.32	731
5.000 - 5.499	25	10,824,699.21	4.13%	5.382	373	76.13	718
5.500 - 5.999	226	115,925,371.94	44.24%	5.769	379	72.82	704
6.000 - 6.499	230	114,305,597.32	43.62%	6.190	414	75.95	706
6.500 - 6.999	29	15,081,613.62	5.76%	6.721	415	75.23	708
7.000 - 7.499	5	5,016,641.50	1.91%	7.108	371	62.83	680
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
400-499	2	746,062.61	0.28%	5.714	472	75.00	480
500-524	4	1,807,664.22	0.69%	5.841	464	71.98	511
525-549	1	214,143.07	0.08%	5.626	464	80.00	546
550-574	2	580,297.61	0.22%	6.049	468	69.65	561
575-599	5	1,064,526.17	0.41%	6.035	470	74.63	586
600-619	8	3,675,491.06	1.40%	5.605	470	65.47	612
620-649	37	15,574,637.50	5.94%	6.013	391	72.35	638
650-674	82	40,819,744.99	15.58%	6.039	389	75.26	663
675-699	104	59,015,010.94	22.52%	6.050	401	72.67	687
700-724	93	48,090,168.80	18.35%	5.999	389	75.67	710
725-749	73	35,196,572.34	13.43%	6.068	393	75.31	735
750-774	73	38,396,943.59	14.65%	5.961	400	74.31	763
775-799	28	13,802,488.54	5.27%	5.931	379	76.67	785
800+	5	3,070,172.15	1.17%	5.777	406	68.73	802
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	7	3,466,305.81	1.32%	5.739	384	43.89	678
50.00- 54.99	8	6,895,034.16	2.63%	6.393	401	52.00	692
55.00- 59.99	14	7,108,998.61	2.71%	5.796	402	57.05	714
60.00- 64.99	24	14,383,945.08	5.49%	5.964	380	62.47	705
65.00- 69.99	37	21,588,172.29	8.24%	5.978	409	67.42	688
70.00- 74.99	67	35,193,886.19	13.43%	5.912	397	72.21	700
75.00- 79.99	148	74,792,025.84	28.54%	6.064	406	76.27	707
80.00	191	92,017,642.04	35.11%	6.010	389	80.00	712
80.01- 84.99	4	740,542.79	0.28%	5.886	396	81.88	671
85.00- 89.99	3	1,506,500.00	0.57%	6.056	358	86.39	686
90.00- 94.99	12	3,864,628.78	1.47%	6.083	364	90.01	689
95.00- 99.99	2	496,242.00	0.19%	5.503	352	95.00	705
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	341	174,955,820.98	66.76%	5.942	357	74.62	709
480	176	87,098,102.61	33.24%	6.140	475	73.57	697
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-354	23	11,128,941.63	4.25%	5.782	351	74.28	705
355-357	177	94,161,673.00	35.93%	6.001	357	74.01	714
358-360	141	69,665,206.35	26.58%	5.887	358	75.49	704
361+	176	87,098,102.61	33.24%	6.140	475	73.57	697
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	13	10,257,630.27	3.91%	5.759	401	65.02	687
20.01 -25.00	19	9,463,555.75	3.61%	5.892	372	71.35	725
25.01 -30.00	34	15,558,923.72	5.94%	6.093	407	75.54	724
30.01 -35.00	107	55,813,507.02	21.30%	5.989	401	74.06	704
35.01 -40.00	205	103,601,656.74	39.53%	6.060	401	75.32	707
40.01 -45.00	61	33,389,190.82	12.74%	6.066	389	73.22	698
45.01 -50.00	25	10,826,289.59	4.13%	5.775	370	76.60	706
50.01 -55.00	11	4,777,586.12	1.82%	5.765	365	76.24	688
55.01 -60.00	1	350,230.04	0.13%	6.346	473	79.61	587
60.01+	1	195,767.27	0.07%	5.426	467	75.00	442
None	40	17,819,586.25	6.80%	5.989	386	74.51	704
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
ARM	517	262,053,923.59	100.00%	6.008	396	74.27	705
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam MTA	517	262,053,923.59	100.00%	6.008	396	74.27	705
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

Silent 2nd	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
No Silent Seconds	372	183,541,431.85	70.04%	5.943	392	73.65	704
Silent Second	145	78,512,491.74	29.96%	6.160	406	75.71	707
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: 24 months	24	14,492,080.20	5.53%	6.069	423	75.49	698
Prepay Penalty: 36 months	493	247,561,843.39	94.47%	6.004	395	74.20	705
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	517	262,053,923.59	100.00%	6.008	396	74.27	705
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
NIV	200	105,869,265.19	40.40%	6.177	424	74.81	717
Stated Documentation	117	58,402,698.99	22.29%	5.847	361	75.99	706
SIVA	66	41,071,482.39	15.67%	5.964	357	70.52	703
Full Documentation	69	30,666,692.33	11.70%	5.873	391	77.43	697
Reduced Documentation	37	13,515,790.34	5.16%	5.815	469	67.66	626
No Income / No Asset	17	7,746,594.35	2.96%	5.919	411	71.32	734
No Ratio	9	4,013,400.00	1.53%	6.142	358	77.10	678
No Documentation	2	768,000.00	0.29%	6.148	358	74.60	669
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	290	148,955,275.47	56.84%	5.990	391	72.62	701
Purchase	144	73,664,071.28	28.11%	6.004	397	77.04	715
Rate/Term Refinance	83	39,434,576.84	15.05%	6.080	414	75.33	700
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Single Family	289	141,577,669.37	54.03%	5.884	377	73.97	697
Single Family Detached	105	56,520,532.10	21.57%	6.191	442	75.31	719
PUD	82	44,356,442.90	16.93%	6.059	396	73.26	715
Condominium	19	6,820,047.77	2.60%	5.797	391	76.11	669
2 Units	6	4,392,938.77	1.68%	6.602	427	71.32	694
Condo Low-Rise	7	3,297,825.32	1.26%	6.149	389	78.72	742
4 Units	4	2,218,093.20	0.85%	6.642	386	78.51	723
3 Units	2	1,225,374.16	0.47%	6.766	477	73.85	683
Condo High-Rise	2	1,093,000.00	0.42%	6.721	358	76.52	690
Single Family Attached	1	552,000.00	0.21%	6.156	357	80.00	784
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Primary	477	244,851,779.44	93.44%	5.977	395	74.30	704
Investor	37	15,744,798.34	6.01%	6.474	406	73.58	725
Second Home	3	1,457,345.81	0.56%	6.128	433	76.44	719
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Arizona	13	5,666,352.54	2.16%	5.806	356	72.95	718
California	449	231,110,279.82	88.19%	6.031	398	74.39	707
Colorado	6	3,393,061.67	1.29%	5.785	371	71.41	706
Florida	17	6,434,738.83	2.46%	5.824	433	70.40	642
Hawaii	1	716,959.44	0.27%	5.656	356	55.00	762
Illinois	1	344,103.19	0.13%	5.926	473	80.00	767
Maryland	2	1,319,882.35	0.50%	5.722	358	76.80	677
Michigan	1	960,000.00	0.37%	5.806	358	80.00	668
Minnesota	1	559,200.00	0.21%	6.406	357	80.00	624
Nevada	7	2,947,791.96	1.12%	5.936	373	73.55	712
New York	1	382,169.64	0.15%	6.126	467	65.74	516
Oregon	1	370,810.00	0.14%	6.056	357	80.00	690
Pennsylvania	2	1,209,963.30	0.46%	5.887	356	80.00	773
Utah	1	427,000.00	0.16%	6.056	359	89.89	680
Virginia	5	2,272,676.76	0.87%	5.898	357	80.14	723
Washington	9	3,938,934.09	1.50%	5.711	392	72.14	677
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	6	2,252,383.68	0.86%	5.159	365	77.87	723
2.500 - 2.999	181	89,087,248.94	34.00%	5.674	379	73.53	701
3.000 - 3.499	280	141,483,269.22	53.99%	6.091	406	74.83	709
3.500 - 3.999	41	22,174,242.39	8.46%	6.561	407	75.84	700
4.000 - 4.499	9	7,056,779.36	2.69%	7.068	382	66.28	681
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	6	2,252,383.68	0.86%	5.159	365	77.87	723
2.500 - 2.999	180	87,887,248.94	33.54%	5.673	378	73.51	701
3.000 - 3.499	280	141,483,269.22	53.99%	6.091	406	74.83	709
3.500 - 3.999	41	22,174,242.39	8.46%	6.561	407	75.84	700
4.000 - 4.499	9	7,056,779.36	2.69%	7.068	382	66.28	681
5.500 - 5.999	1	1,200,000.00	0.46%	5.806	478	75.00	701
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
8.500 - 8.999	24	11,148,986.46	4.25%	5.888	388	77.35	699
9.500 - 9.999	280	139,374,728.64	53.19%	5.863	374	73.38	700
10.000 -10.499	21	7,903,718.16	3.02%	6.047	454	71.58	650
10.500 -10.999	31	16,299,366.52	6.22%	6.014	357	75.21	702
11.000 -11.499	8	3,274,629.08	1.25%	6.107	353	75.31	681
11.500 -11.999	2	725,363.57	0.28%	6.233	356	90.91	675
12.000 -12.499	1	650,755.39	0.25%	6.356	355	77.38	770
12.500 -12.999	149	81,973,746.79	31.28%	6.256	441	75.17	720
19.500 -19.999	1	702,628.98	0.27%	6.056	356	80.00	781
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
110.000	255	137,209,844.23	52.36%	6.166	416	74.15	717
115.000	208	105,497,408.25	40.26%	5.843	357	75.00	703
125.000	54	19,346,671.11	7.38%	5.788	467	71.20	634
Total	517	262,053,923.59	100.00%	6.008	396	74.27	705

HarborView Mortgage Pass-Through Certificates

Series 2005-15

Preliminary Marketing Materials

$1,010,486,370 (Approximate)

Lead Underwriter

The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein.  This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited.  The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein.  You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc.  The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.  The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.  In addition, the Underwriter is an affiliate of the depositor.

Lead Underwriter

Preliminary Term Sheet                                                                                         Date Prepared: October 24, 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-15

Mortgage Pass-Through Certificates, Series 2005-15

$85,891,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings Moody’s/S&P/ Fitch
1-A1A	$153,139,000	Not Marketed Hereby		Floater (4)	Super Senior Floater	Aaa/AAA/AAA
1-A1B	$38,285,000			Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
2-A1A1	$190,542,000			Floater (4)	Super Senior Floater	Aaa/AAA/AAA
2-A1A2	$96,287,000			Floater (4)	Super Senior Floater	Aaa/AAA/AAA
2-A1B	$119,512,000			Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
2-A1C	$71,707,000			Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
3-A1A1	$100,000,000			Floater (3)	Super Senior Floater Floater	Aaa/AAA/AAA
3-A1A2	$40,644,000			Floater (4)	Super Senior Floater	Aaa/AAA/AAA
3-A1B	$58,602,000			Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
3-A1C	$35,161,000			Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
X-1 (5)	$191,424,140			Variable	Senior IO	Aaa/AAA/AAA
X-2 (6)	$478,048,040			Variable	Senior IO	Aaa/AAA/AAA
X-3A (7)	$100,000,020			Variable	Senior IO	Aaa/AAA/AAA
X-3B (8)	$134,407,020			Variable	Senior IO	Aaa/AAA/AAA
X-B (9)	$106,607,150			Variable	Senior IO	Aa1/AAA/AAA
PO-1 (10)	$40			N/A	Senior PO	Aaa/AAA/AAA
PO-2 (11)	$40			N/A	Senior PO	Aaa/AAA/AAA
PO-3A(12)	$20			N/A	Senior PO	Aaa/AAA/AAA
PO-3B(13)	$20			N/A	Senior PO	Aaa/AAA/AAA
PO-B(14)	$30			N/A	Senior PO	Aa1/AAA/AAA
A-R	$100			Net WAC	Senior Residual	Aaa/AAA/AAA
B-1	$16,673,000	6.87/7.65	1-123/1-480	Floater (15)	Subordinate Floater	Aa1/AA+/AA+
B-2	$15,157,000	6.87/7.65	1-123/1-480	Floater (15)	Subordinate Floater	Aa2/AA+/AA
B-3	$10,610,000	6.87/7.65	1-123/1-480	Floater (15)	Subordinate Floater	Aa3/AA/AA
B-4	$7,579,000	6.87/7.65	1-123/1-480	Floater (15)	Subordinate Floater	A1/AA/AA
B-5	$7,579,000	6.87/7.65	1-123/1-480	Floater (15)	Subordinate Floater	A2/AA-/A+
B-6	$6,063,000	6.87/7.65	1-123/1-480	Floater (15)	Subordinate Floater	A3/A+/A
B-7	$7,073,000	6.87/7.65	1-123/1-480	Floater (15)	Subordinate Floater	Baa1/A-/A-
B-8	$5,052,000	6.87/7.65	1-123/1-480	Floater (15)	Subordinate Floater	Baa2/BBB+/BBB+
B-9	$4,042,000	6.87/7.65	1-123/1-480	Floater (15)	Subordinate Floater	Baa3/BBB/BBB
B-10	$6,063,000	6.87/7.65	1-123/1-480	Floater (15)	Subordinate Floater	Ba2/BB+/BBB-
B-11	$14,147,000	Not Marketed Hereby		Floater (15)	Subordinate Floater	NR/B/NR
B-12	$6,568,120			Floater (15)	Subordinate Floater	NR/NR/NR
Total	$1,010,486,370

(1)

Distributions on the Class 1-A1A, Class 1-A1B, Class PO-1 and Class X-1 Certificates will be derived primarily from a pool of conforming balance adjustable rate mortgage loans (“Group 1 Mortgage Loans”).  Distributions on the Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class PO-2 and Class X-2 Certificates, will be derived primarily from a pool of conforming and non-conforming adjustable rate mortgage loans (“Group 2 Mortgage Loans”).  Distributions on the Class 3-A1A1, Class 3-A1A2, Class 3-A1B, Class 3-A1C, Class PO-3A, Class X-3A, Class PO-3B and Class X-3B Certificates, will be derived primarily from a pool of conforming and non-conforming adjustable rate mortgage loans (“Group 3 Mortgage Loans”).  Distributions on the Class X-B, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11, Class B-12 and Class PO-B Certificates will be derived from the Group 1, Group 2 and Group 3 Mortgage Loans (together, the “Mortgage Loans”).

Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

The WAL and Payment Window for the Class 1-A1A, Class 1-A1B, Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class 3-A1A1, Class 3-A1A2, Class 3-A1B, Class 3-A1C, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates are shown to the first possible Optional Call Date and to maturity.

(3)

On each Distribution Date the Certificate Interest Rate for the Class 3-A1A1 Certificates will be equal to the least of (i) MTA plus the related margin and (ii) the related Net WAC Cap, and (iii) the related Net Maximum Rate Cap.

(4)

On each Distribution Date, the Certificate Interest Rate for the Class 1-A1A, Class 1-A1B,  Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class 3-A1A2, Class 3-A1B and Class 3-A1C Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin will be multiplied by 2.0 in regards to the Class 1-A1A, Class 1-A1B,  Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class 3-A1A2, Class 3-A1B and Class 3-A1C Certificates after the first possible Optional Call Date), (ii) the related  Net WAC Cap and (iii) 11.00%.

(5)

The Class X-1 Certificates will have a notional balance equal to the aggregate certificate balance of the Group 1 Certificates on the day immediately prior to such Distribution Date.  The certificates will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 1 Net WAC over (ii) the product of (a) the sum of the interest accrued on the Group 1 Certificates (other than the Class X-1 Certificates) during the related accrual period plus the insurance premium attributed to the Class 1-A1B Certificates for such Distribution Date, multiplied by (b) 12, divided by the aggregate principal balance of the Group 1 Certificates as of the first day of the month prior to such distribution date.

(6)

The Class X-2 Certificates will have a notional balance equal to the aggregate certificate balance of Group 2 Certificates on the day immediately prior to such Distribution Date.  The certificates will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 2 Net WAC over (ii) the product of (a) the sum of the interest accrued on the related Group 2 Certificates (other than the Class X-2 Certificates) during the related accrual period multiplied by (b) 12, divided by the aggregate principal balance of the related Group 2 Certificates as of the first day of the month prior to such distribution date.

(7)

The Class X-3A Certificates will have a notional balance equal to the aggregate certificate balance of the Class 3-A1A1 and Class PO-3A Certificates on the day immediately prior to such Distribution Date.  The certificates will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 3 Net WAC over (ii) the product of (a) the sum of the interest accrued on the related Group 3 Certificate (other than the Class X-3A and Class X-3A Certificates) during the related accrual period multiplied by (b) 12, divided by the aggregate principal balance of the related Group 3 Certificates as of the first day of the month prior to such distribution date.

(8)

The Class X-3B Certificates will have a notional balance equal to the aggregate certificate balance of the Class 3-A1A2, Class 3-A1B,Class 3-A1C and Class PO-3B Certificates on the day immediately prior to such Distribution Date.  The certificates will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 3 Net WAC over (ii) the product of (a) the sum of the interest accrued on the related Group 3 Certificates (other than the Class X-3A and Class X-3B Certificates) during the related accrual period multiplied by (b) 12, divided by the aggregate principal balance of the related Group 3 Certificates as of the first day of the month prior to such distribution date.

(9)

The Class X-B Certificates will have a notional balance equal to the aggregate certificate balance of the Subordinate Certificates and the Class PO-B Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Subordinate Net WAC over (ii) the product of (a) interest accrued on the Subordinate Certificates (other than the Class X-B Certificates) during the related accrual period and (b) 12, divided by the aggregate principal balance of the Subordinate Certificates and the Class PO-B Certificates as of the first day of the month prior to such distribution date.

(10)

The Class PO-1 Certificates will have an initial principal balance equal to $40, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-1 Certificates, as described herein.  The Class PO-1 will not receive interest distributions.

(11)

The Class PO-2 Certificates will have an initial principal balance equal to $40, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-2 Certificates, as described herein.  The Class PO-2 will not receive interest distributions.

(12)

The Class PO-3A Certificates will have an initial principal balance equal to $20, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-3A Certificates, as described herein.  The Class PO-3A will not receive interest distributions.

(13)

The Class PO-3B Certificates will have an initial principal balance equal to $20, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-3B Certificates, as described herein.  The Class PO-3B will not receive interest distributions.

(14)

The Class PO-B Certificates will have an initial principal balance equal to $30, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-B Certificates, as described herein.  The Class PO-B will not receive interest distributions.

(15)

On each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin will be multiplied by 1.5 for the Subordinate Certificates after the first possible Optional Call Date), (ii) the Subordinate Net WAC Cap and (iii) the Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Insurance Policy

Provider:

XL Capital Assurance, Inc.

Master Servicer:

Wells Fargo Bank, N.A.

Servicer:

GMAC Mortgage Corporation and Washington Mutual Bank, FA.

Trustee:

Deutsche Bank National Trust Company.

Custodian:

Deutsche Bank National Trust Company and GMAC Mortgage Corporation.

Rating Agencies:

S&P, Moody’s and/or Fitch will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date:

October 1, 2005.

Expected Pricing Date:

October 26, 2005.

Closing Date:

On or about October 31, 2005.

Distribution Date:

The 20th day of each month (or if such day is not a business day, the next succeeding business day), commencing in November 2005.

Certificates:

The Class 1-A1A, Class 1-A1B, Class PO-1 and Class X-1 Certificates (collectively the “Group 1 Certificates”), Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class PO-2 and Class X-2 Certificates (collectively the “Group 2 Certificates”), Class 3-A1A1, Class 3-A1A2, Class 3-A1B, Class 3-A1C, Class PO-3A, Class PO-3B, Class X-3A and Class X-3B Certificates (collectively the “Group 3 Certificates”), Class X-B, Class PO-B and Class A-R Certificates (together with the Group 1, Group 2 and Group 3 Certificates, the “Class A Certificates” or the “Senior Certificates”).  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12, (collectively, the “Subordinate Certificates”).  The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9 and Class B-10 Certificates (collectively, the “Offered Certificates”) are being offered publicly herein.

Accrued Interest:

The price to be paid by investors for the Class 3-A1A1 Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (30 days).

The Senior Certificates (other than the Class 3-A1A1 Certificates) and the Subordinate Certificates will settle flat.

Interest Accrual Period:

The interest accrual period for the Class 3-A1A1, Class X-1, Class X-2, Class X-3A, Class X-3B and Class X-B Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

The interest accrual period with respect to the Senior Certificates (other than the Class 3-A1A1, Class X-1, Class X-2, Class X-3A, Class X-3B and Class X-B Certificates) and the Subordinate Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates (other than the Class A-R Certificates) and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class 1-A1A, Class 1-A1B, Class X-1, Class PO-1, Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class X-2, Class PO-2, Class 3-A1A, Class 3-A1B, Class X-3, Class PO-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9 and Class B-10 Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class 1-A1A, Class X-1, Class PO-1, Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class X-2, Class PO-2, Class 3-A1A, Class 3-A1B, Class X-3, Class PO-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9 and Class B-10 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:

The Class A Certificates, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the related Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Minimum Denomination:

$25,000 and integral multiples of $1 in excess thereof; provided that the Certificates must be purchased in minimum total investments of $100,000.

Final Maturity Date:

The Distribution Date occurring in October 2045.

Mortgage Loans:

The “Mortgage Loans” consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $1,010,486,370.  The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $205,055,876.  The “Group 2 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $528,764,121.  The “Group 3 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $276,666,373.  On or prior to the Closing Date, it is expected that some of the Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1, 2 or 3 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, none of the Mortgage Loans were still in their one-month fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.500% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110%, 115% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the borrower elects to make the minimum monthly payment and such payment is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 10.55% total subordination.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 8.90% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 7.40% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 6.35% total subordination.

Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 5.60% total subordination.

Credit enhancement for the Class B-5 Certificates will consist of the subordination of the Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 4.85% total subordination.

Credit enhancement for the Class B-6 Certificates will consist of the subordination of the Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 4.25% total subordination.

Credit enhancement for the Class B-7 Certificates will consist of the subordination of the Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 3.55% total subordination.

Credit enhancement for the Class B-8 Certificates will consist of the subordination of the Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 3.05% total subordination.

Credit enhancement for the Class B-9 Certificates will consist of the subordination of the Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 2.65% total subordination.

Credit enhancement for the Class B-10 Certificates will consist of the subordination of the Class B-11 and Class B-12 Certificates, initially approximately 2.05% total subordination.

and

for the Class 1-A1B Certificates only, a monoline insurance policy (“The Policy”).

The Policy:

The policy is for the benefit of the Class 1-A1B Certificates. The policy will unconditionally and irrevocably guarantee payment of (i) the outstanding principal balance of the Class 1-A1B and Certificates on their final maturity date and (ii) accrued and unpaid interest calculated at the certificate rate due on the Class 1-A1B Certificates, as applicable, and (iii) any realized losses allocable to the Class 1-A1B Certificates. The Class 1-A1B certificate insurance policy will not provide credit enhancement for any class of certificates other than the Class 1-A1B Certificates.

Shifting Interest:

Prior to the Distribution Date occurring in November 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the related Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

November 2005 – October 2015

0% Pro Rata Share

November 2015 – October 2016

30% Pro Rata Share

November 2016 – October 2017

40% Pro Rata Share

November 2017 – October 2018

60% Pro Rata Share

November 2018 – October 2019

80% Pro Rata Share

November 2019 and after

100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in November 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of the unscheduled principal payments or (ii) on or after the Distribution Date in November 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of the unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans in the related group, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: to the Subordinate Certificates in reverse order of their numerical designations, in each case until the related class principal balance has been reduced to zero; and to the Senior Certificates (other than the Class X-1, Class X-2, Class X-3A, Class X-3B and Class X-B Certificates) as follows:

1.

Any remaining realized losses on the Group 1 Mortgage Loans will be allocated to the Class A-R, Class 1-A1A, Class 1-A1B, and the Class PO-1 Certificates and the Group 1 component of the Class PO-B, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 1-A1A and Class 1-A1B Certificates will be allocated sequentially to the Class 1-A1B and Class 1-A1A Certificates, in that order, until the related class principal balance has been reduced to zero.

2.

Any remaining realized losses on the Group 2 Mortgage Loans will be allocated to the Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C and the Class PO-2 Certificates and the Group 2 component of the Class PO-B, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates will be allocated sequentially, first, to the Class 2-A1C Certificates, second, to the Class 2-A1B Certificates, and third, pro-rata to the Class 2-A1A1 and Class 2-A1A2 Certificates until the related class principal balance has been reduced to zero.

3.

Any remaining realized losses on the Group 3 Mortgage Loans will be allocated to the Class 3-A1A1, Class 3-A1A2, Class 3-A1B and Class 3-A1C and the Class PO-3A and Class PO-3B Certificates and the Group 3 component of the Class PO-B, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 3-A1A1, Class 3-A1A2, Class 3-A1B and Class 3-A1C Certificates will be allocated sequentially, first, to the Class 3-A1C Certificates, second, to the Class 3-A1B Certificates, and third, pro-rata to the Class 3-A1A1 and Class 3-A1A2 Certificates until the related class principal balance has been reduced to zero.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the master servicing fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A1A and Class 1-A1B Certificates (the “Group 1 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans (and in the case of the Class 1-A1B Certificate only, reduced by the insurance premium rate), adjusted for the related accrual period.

The “Net WAC Cap” for the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates (the “Group 2 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, adjusted for the related accrual period.

The “Net WAC Cap” for the Class 3-A1A1, Class 3-A1A2, Class 3-A1B and Class 3-A1C Certificates (the “Group 3 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 3 Mortgage Loans, and in the case of the Class 3-A1A2, Class 3-A1B and Class 3-A1C Certificates adjusted for the related accrual period.

The “Net WAC Cap” applicable for the Subordinate Certificates (the “Subordinate Net WAC Cap”) for any Distribution Date equals the product of (i) the weighted average of the Group 1 Net WAC Cap, the Group 2 Net WAC Cap and Group 3 Net WAC Cap (without taking into account the days adjustment on the Senior Certificates other the Class 3-A1A1 and computed without the adjustments applicable to the Class 1-A1B Certificates)  weighted on the basis of the Group Subordinate Amounts for Group 1, Group 2 and Group 3, multiplied by (ii) the quotient of 30 divided by the actual number of days in the accrual period.

The “Group Subordinate Amount” for either Group 1, Group 2 or Group 3 and any Distribution Date, the excess, if any, of the sum of the aggregate principal balance of the Mortgage Loans in such Group as of the first day of the prior to such Distribution Date, over the aggregate of the principal balances of the Senior Certificates related to such Group immediately prior to such Distribution Date.

Net Maximum Rate:

The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the master servicing fee rate.

Net Maximum Rate Cap:

The “Net Maximum Rate Cap” for the Group 1 Certificates is equal to the Group 1 Net WAC Cap computed by assuming each Group 1 Mortgage Loan accrued interest at its Net Maximum Rate.

The “Net Maximum Rate Cap” for the Group 2 Certificates is equal to the Group 2 Net WAC Cap computed by assuming each Group 2 Mortgage Loan accrued interest at its Net Maximum Rate.

The “Net Maximum Rate Cap” for the Group 3 Certificates is equal to the Group 3 Net WAC Cap computed by assuming each Group 3 Mortgage Loan accrued interest at its Net Maximum Rate.

The “Net Maximum Rate Cap” for the Subordinate Certificates is equal to the Subordinate Net WAC Cap computed by assuming each Mortgage Loan accrued interest at its Net Maximum Rate.

Carryover Shortfall

Amount:

Each of the Offered Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the related “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X-1, Class X-2, Class X-3A, Class X-3B and Class X-B Certificates (after the reduction due to Net Deferred Interest allocable to the Class X-1, Class X-2, Class X-3A, Class X-3B and Class X-B Certificates),  and additionally in the case of the Senior Certificates (except for the Class 3-A1A1 Certificates) amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A1A and Class 1-A1B Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for 3-A1A1, Class 3-A1A2, Class 3-A1B and Class 3-A1C Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 3 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 3 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals (x) the Subordinate Net WAC Cap, computed for this purpose by first reducing the Group 1 Net WAC Cap, the Group 2 Net WAC Cap and the Group 3 Net WAC Cap by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the related Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the related Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class X-1, Class X-2, Class X-3A, Class X-3B and Class X-B Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X-1, Class X-2, Class X-3A, Class X-3B and Class X-B Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rates of the related mortgage loan group by a per annum rate equal to the quotient of (a) the Net Deferred Interest on such mortgage loan group for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the related mortgage loan group as of the first day of the month prior to such Distribution Date, and (ii) computing the amount of interest accrued on the certificates (other than the Class X-1, Class X-2, Class X-3A, Class X-3B and Class X-B Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Certificates.

Net Deferred Interest :

The “Net Deferred Interest” for a Distribution Date and each Mortgage Loan Group is the excess, if any, of related Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement”, or “YMA”, with a counterparty (the “Counterparty”) for the benefit of the Senior Certificates (other than the Class 3-A1A1 Certificates). The notional balance of each YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth for such Distribution Date and (ii) the aggregate balance of the related Certificates on the day prior to such Distribution Date.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. For each YMA, such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 11.00%.  The Yield Maintenance Agreements will terminate after the Distribution Date in May 2016.  Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Senior Certificates (other than the Class 3-A1A1 Certificates), provided that payments will be allocated pro rata based on class principal balance, as applicable.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

* The related classes of Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, provided, however, that any interest distributable to the Class X-1, Class X-2, Class X-3A, Class X-3B and Class X-B Certificates from each loan group will be based on the portion of the certificate notional amount derived from such loan group and that any interest otherwise distributable with respect to the Class X-1, Class X-2, Class X-3A, Class X-3B and Class X-B Certificates will be reduced to the extent necessary to pay any related Carryover Shortfall Amount below (after giving effect to any related Net Deferred Interest amount allocated to the related Class PO Class);

2)

**

a)

from the Group 1 Mortgage Loans, first to the Class A-R, second pro rata to the Class 1-A1A and Class 1-A1B Certificates and third pro-rata to the Class PO-1 Certificates and the Group 1 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

b)

from the Group 2 Mortgage Loans, first pro rata to the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates and second pro-rata to the Class PO-2 Certificates and the Group 2 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

c)

from the Group 3 Mortgage Loans, first pro rata to the Class 3-A1A1, Class 3-A1A2, Class 3-A1B and Class 3-A1C Certificates and second pro-rata to the Class PO-3A and Class PO-3B Certificates and the Group 3 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

3)

to the Class 1-A1A and Class 1-A1B Certificates, and to the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates, and to the Class 3-A1A1, Class 3-A1A2, Class 3-A1B and Class 3-A1C Certificates,  based on amounts due, to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class X-1, Class X-2, Class X-3A and Class X-3B Certificates, respectively (after giving effect to any related Net Deferred Interest amount allocated to the Class X-1, Class X-2, Class X-3A and Class X-3B Certificates);

4)

To the Insurer, any reimbursement amounts due for prior draws on the Policy;

5)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

6)

Class B-1 Certificates, principal allocable to such Class;

7)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

8)

Class B-2 Certificates, principal allocable to such Class;

9)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

10)

Class B-3 Certificates, principal allocable to such Class;

11)

Class B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest Rate;

12)

Class B-4 Certificates, principal allocable to such Class;

13)

Class B-5 Certificates, accrued and unpaid interest at the Class B-5 Certificate Interest Rate;

14)

Class B-5 Certificates, principal allocable to such Class;

15)

Class B-6 Certificates, accrued and unpaid interest at the Class B-6 Certificate Interest Rate;

16)

Class B-6 Certificates, principal allocable to such Class;

17)

Class B-7 Certificates, accrued and unpaid interest at the Class B-7 Certificate Interest Rate;

18)

Class B-7 Certificates, principal allocable to such Class;

19)

Class B-8 Certificates, accrued and unpaid interest at the Class B-8 Certificate Interest Rate;

20)

Class B-8 Certificates, principal allocable to such Class;

21)

Class B-9 Certificates, accrued and unpaid interest at the Class B-9 Certificate Interest Rate;

22)

Class B-9 Certificates, principal allocable to such Class;

23)

Class B-10 Certificates, accrued and unpaid interest at the Class B-10 Certificate Interest Rate;

24)

Class B-10 Certificates, principal allocable to such Class;

25)

to the Class B-11 and Class B-12 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

26)

to the Subordinate Certificates, sequentially in numerical order, to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class X-B Certificates (after giving effect to any Net Deferred Interest amount allocated to the Class X-B Certificates)

*

The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any related Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

**   Under certain limited circumstances such as when (i) the aggregate principal balance of any of the

Class A Certificates related to each group and the related principal only component have been    reduced to zero or (ii) the aggregate principal balance of any of the Class A Certificates related to each group and the related principal only component are undercollateralized, principal and/or interest from such related mortgage loan Groups in case (i) or principal and interest from the other mortgage loan Groups in the case (ii) will be used to make    payments on the unrelated Class A Certificates and principal only component, as described in the prospectus.

Yield Tables (%)

Class B-1 To Optional Call Date
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.03	9.16	6.87	4.70	3.54
MDUR (yr)	9.32	7.15	5.66	4.09	3.17
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	163	123	80	56

Class B-1 To Maturity
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	14.02	10.09	7.65	5.31	4.13
MDUR (yr)	9.66	7.56	6.07	4.48	3.60
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

Class B-2 To Optional Call Date
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.03	9.16	6.87	4.70	3.54
MDUR (yr)	9.30	7.14	5.65	4.08	3.17
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	163	123	80	56

Class B-2 To Maturity
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	14.02	10.09	7.65	5.31	4.13
MDUR (yr)	9.64	7.54	6.06	4.48	3.59
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

Yield Tables (%)

Class B-3 To Optional Call Date
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.03	9.16	6.87	4.70	3.54
MDUR (yr)	9.29	7.13	5.65	4.08	3.17
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	163	123	80	56

Class B-3 To Maturity
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	14.02	10.09	7.65	5.31	4.13
MDUR (yr)	9.63	7.54	6.05	4.47	3.59
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

Class B-4 To Optional Call Date
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.03	9.16	6.87	4.70	3.54
MDUR (yr)	9.10	7.02	5.58	4.05	3.15
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	163	123	80	56

Class B-4 To Maturity
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	14.02	10.09	7.65	5.31	4.13
MDUR (yr)	9.42	7.41	5.97	4.43	3.56
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

Yield Tables (%)

Class B-5 To Optional Call Date
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.03	9.16	6.87	4.70	3.54
MDUR (yr)	9.07	7.00	5.57	4.04	3.14
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	163	123	80	56

Class B-5 To Maturity
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	14.02	10.09	7.65	5.31	4.13
MDUR (yr)	9.39	7.39	5.96	4.42	3.56
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

Class B-6 To Optional Call Date
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.03	9.16	6.87	4.70	3.54
MDUR (yr)	8.98	6.95	5.53	4.02	3.13
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	163	123	80	56

Class B-6 To Maturity
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	14.02	10.09	7.65	5.31	4.13
MDUR (yr)	9.29	7.33	5.92	4.40	3.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

Yield Tables (%)

Class B-7 To Optional Call Date
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.03	9.16	6.87	4.70	3.54
MDUR (yr)	8.78	6.83	5.46	3.98	3.11
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	163	123	80	56

Class B-7 To Maturity
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	14.02	10.09	7.65	5.31	4.13
MDUR (yr)	9.07	7.19	5.83	4.35	3.51
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

Class B-8 To Optional Call Date
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.03	9.16	6.87	4.70	3.54
MDUR (yr)	8.67	6.76	5.41	3.96	3.09
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	163	123	80	56

Class B-8 To Maturity
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	14.02	10.09	7.65	5.31	4.13
MDUR (yr)	8.94	7.11	5.77	4.32	3.49
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

Yield Tables (%)

Class B-9 To Optional Call Date
Price = 97-07+	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.03	9.16	6.87	4.70	3.54
MDUR (yr)	8.54	6.68	5.35	3.92	3.06
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	163	123	80	56

Class B-9 To Maturity
Price = 97-07+	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	14.02	10.09	7.65	5.31	4.13
MDUR (yr)	8.80	7.00	5.69	4.26	3.44
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

Class B-10 To Optional Call Date
Price = 74-17	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.03	9.16	6.87	4.70	3.54
MDUR (yr)	7.62	6.04	4.87	3.59	2.81
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	163	123	80	56

Class B-10 To Maturity
Price = 74-17	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	14.02	10.09	7.65	5.31	4.13
MDUR (yr)	7.73	6.19	5.04	3.78	3.05
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

Aggregate Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,010,486,370	$23,192	$2,750,000
Average Scheduled Principal Balance	$409,104
Number of Mortgage Loans	2,470

Weighted Average Gross Coupon	5.825%	1.500%	7.306%
Weighted Average FICO Score	709	430	817
Weighted Average Original LTV	73.19%	12.97%	95.00%

Weighted Average Original Term	394 months	360 months	480 months
Weighted Average Stated Remaining Term	390 months	346 months	479 months
Weighted Average Seasoning	4 months	1 month	28 months

Weighted Average Gross Margin	3.011%	1.550%	4.450%
Weighted Average Minimum Interest Rate	3.054%	1.550%	5.787%
Weighted Average Maximum Interest Rate	10.632%	8.950%	19.900%

Weighted Average Months to Roll	1 month	1 month	2 months

Weighted Average Neg Am Limit	114%	110%	125%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Aug 1 2034	Sep 1 2045
Maximum Zip Code Concentration	0.62%	94531

ARM	100.00%	Cash Out Refinance	52.24%
		Purchase	35.69%
Negam MTA	100.00%	Rate/Term Refinance	12.07%

Prepay Penalty: 36 months	37.98%	Single Family	53.35%
Prepay Penalty: 12 months	33.47%	PUD	16.88%
Prepay Penalty: N/A	25.37%	Single Family Detached	16.09%
Prepay Penalty: 24 months	1.94%	Condominium	5.42%
Prepay Penalty: 6 months	1.22%	2 Units	2.94%
Prepay Penalty: 30 months	0.02%	4 Units	2.30%
		Condo Low-Rise	1.49%
First Lien	100.00%	3 Units	1.10%
		Condo High-Rise	0.31%
NIV	32.65%	Townhouse	0.07%
Stated Documentation	30.32%	Single Family Attached	0.05%
Full Documentation	13.44%
SIVA	10.60%	Primary	84.21%
Reduced Documentation	6.38%	Investor	13.70%
No Income / No Asset	2.84%	Second Home	2.09%
No Ratio	2.02%
No Documentation	0.97%	Top 5 States:
VOE	0.40%	California	83.77%
Streamline Documentation	0.37%	Florida	3.17%
Alternative Documentation	0.01%	Arizona	2.86%
		Nevada	2.19%
		Washington	1.81%

*All Weighted Average Fico Scores are calculated using Non-Zero Fico Scores

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 - 50,000.00	1	23,192.19	0.00%	6.131	357	80.00	620
50,000.01 - 100,000.00	37	2,967,153.18	0.29%	5.937	383	67.10	701
100,000.01 - 150,000.00	117	15,108,797.55	1.50%	5.930	376	72.50	716
150,000.01 - 200,000.00	195	34,724,425.00	3.44%	5.937	378	71.49	709
200,000.01 - 250,000.00	250	56,544,407.34	5.60%	5.905	378	72.20	705
250,000.01 - 300,000.00	283	78,509,349.47	7.77%	5.891	383	73.32	703
300,000.01 - 350,000.00	268	87,857,348.15	8.69%	5.876	386	73.58	706
350,000.01 - 400,000.00	326	122,724,043.58	12.15%	5.881	383	74.85	711
400,000.01 - 450,000.00	199	84,546,070.33	8.37%	5.867	388	75.46	703
450,000.01 - 500,000.00	191	91,070,621.63	9.01%	5.808	390	75.95	711
500,000.01 - 550,000.00	111	58,289,021.51	5.77%	5.858	393	75.12	715
550,000.01 - 600,000.00	138	79,280,593.24	7.85%	5.835	388	76.80	715
600,000.01 - 650,000.00	128	81,171,272.82	8.03%	5.820	389	74.18	714
650,000.01 - 700,000.00	46	31,018,016.39	3.07%	5.891	413	72.40	708
700,000.01 - 750,000.00	31	22,568,633.59	2.23%	5.658	398	68.99	722
750,000.01 - 800,000.00	18	13,994,619.54	1.38%	5.770	409	68.08	697
800,000.01 - 850,000.00	23	19,048,966.17	1.89%	5.784	413	74.14	691
850,000.01 - 900,000.00	15	13,162,104.61	1.30%	5.683	390	72.74	739
900,000.01 - 950,000.00	15	13,854,749.35	1.37%	5.525	410	72.18	693
950,000.01 - 1,000,000.00	27	26,689,204.15	2.64%	5.724	406	69.12	720
1,000,000.01+	51	77,333,780.52	7.65%	5.574	405	63.78	701
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	12	6,761,064.40	0.67%	1.741	365	68.70	741
2.000 - 2.499	2	826,985.23	0.08%	2.050	358	79.62	773
2.500 - 2.999	2	2,575,800.00	0.25%	2.750	359	62.11	660
4.000 - 4.499	2	819,200.00	0.08%	4.406	357	74.82	726
4.500 - 4.999	18	8,321,448.54	0.82%	4.877	373	70.55	715
5.000 - 5.499	312	151,167,136.87	14.96%	5.312	396	70.03	701
5.500 - 5.999	1,180	484,116,831.95	47.91%	5.738	386	72.66	708
6.000 - 6.499	778	293,064,680.12	29.00%	6.188	393	75.73	714
6.500 - 6.999	144	51,673,283.87	5.11%	6.710	400	74.95	714
7.000 - 7.499	20	11,159,939.33	1.10%	7.155	401	70.67	695
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
400-499	4	1,187,968.20	0.12%	5.691	468	75.76	473
500-524	13	5,977,270.34	0.59%	5.554	465	65.52	512
525-549	7	2,566,054.48	0.25%	5.348	471	70.32	540
550-574	18	8,695,670.82	0.86%	5.533	464	64.04	567
575-599	19	7,881,202.36	0.78%	5.781	468	69.80	588
600-619	24	11,063,371.27	1.09%	5.552	467	67.26	611
620-649	183	58,201,771.90	5.76%	5.838	393	71.31	636
650-674	333	144,411,777.50	14.29%	5.782	388	73.21	664
675-699	450	188,804,520.49	18.68%	5.925	391	73.84	687
700-724	462	188,869,777.54	18.69%	5.842	386	74.66	711
725-749	382	153,459,220.13	15.19%	5.874	382	74.16	736
750-774	316	136,298,671.26	13.49%	5.730	390	72.24	762
775-799	206	83,660,383.15	8.28%	5.781	379	72.70	785
800+	49	18,076,262.47	1.79%	5.911	396	70.52	805
None	4	1,332,448.40	0.13%	5.579	356	71.53	0
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	96	32,748,954.63	3.24%	5.620	405	42.24	716
50.00- 54.99	69	30,581,669.13	3.03%	5.838	398	52.61	699
55.00- 59.99	83	35,160,017.04	3.48%	5.570	386	57.52	700
60.00- 64.99	129	58,988,647.41	5.84%	5.592	388	62.31	702
65.00- 69.99	205	93,920,464.27	9.29%	5.727	388	67.67	700
70.00- 74.99	352	154,873,583.61	15.33%	5.822	398	72.20	707
75.00- 79.99	578	249,434,993.84	24.68%	5.892	395	76.40	708
80.00	841	325,049,418.64	32.17%	5.878	385	80.00	717
80.01- 84.99	8	1,903,211.36	0.19%	5.646	382	82.87	689
85.00- 89.99	24	6,708,395.07	0.66%	5.831	366	87.32	686
90.00- 94.99	69	17,397,278.72	1.72%	6.074	359	90.36	700
95.00- 99.99	16	3,719,736.59	0.37%	6.016	356	95.00	715
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	1,844	722,826,955.83	71.53%	5.793	357	73.75	716
480	626	287,659,414.48	28.47%	5.905	473	71.77	693
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-354	97	38,070,299.62	3.77%	5.658	351	71.41	709
355-357	953	369,852,039.32	36.60%	5.862	357	73.64	717
358-360	794	314,904,616.89	31.16%	5.727	358	74.16	715
361+	626	287,659,414.48	28.47%	5.905	473	71.77	693
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	100	37,261,422.21	3.69%	5.670	392	69.67	710
20.01 -25.00	143	53,147,022.11	5.26%	5.819	383	71.04	722
25.01 -30.00	210	76,682,938.38	7.59%	5.737	397	72.53	707
30.01 -35.00	520	217,286,653.27	21.50%	5.838	394	73.15	710
35.01 -40.00	803	344,038,609.00	34.05%	5.864	393	73.86	713
40.01 -45.00	309	128,018,568.27	12.67%	5.829	381	73.05	706
45.01 -50.00	106	38,782,018.59	3.84%	5.745	386	75.44	703
50.01 -55.00	56	20,661,791.18	2.04%	5.758	375	77.42	700
55.01 -60.00	8	3,515,696.19	0.35%	5.817	414	79.46	714
60.01+	4	1,167,448.89	0.12%	5.654	436	74.58	629
None	211	89,924,202.22	8.90%	5.831	386	71.98	694
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
ARM	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam MTA	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Silent 2nd	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
No Silent Seconds	1,878	743,351,220.21	73.56%	5.762	387	72.19	706
Silent Second	592	267,135,150.10	26.44%	6.000	399	75.97	716
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: N/A	598	256,357,224.58	25.37%	5.668	388	73.31	720
Prepay Penalty: 6 months	24	12,282,874.78	1.22%	6.052	373	76.42	710
Prepay Penalty: 12 months	771	338,232,464.33	33.47%	5.695	393	72.33	704
Prepay Penalty: 24 months	42	19,620,138.08	1.94%	6.110	422	74.84	702
Prepay Penalty: 30 months	1	183,730.21	0.02%	5.806	356	79.99	788
Prepay Penalty: 36 months	1,034	383,809,938.33	37.98%	6.022	388	73.68	707
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
NIV	763	329,927,683.12	32.65%	6.012	413	73.76	718
Stated Documentation	767	306,385,788.06	30.32%	5.710	363	73.39	716
Full Documentation	409	135,837,137.45	13.44%	5.717	395	74.95	706
SIVA	220	107,104,627.95	10.60%	5.794	359	72.27	718
Reduced Documentation	144	64,421,536.47	6.38%	5.566	466	66.67	626
No Income / No Asset	71	28,733,691.56	2.84%	5.617	383	68.52	725
No Ratio	47	20,380,068.62	2.02%	6.336	358	78.07	686
No Documentation	23	9,761,711.39	0.97%	6.137	357	73.50	708
VOE	12	4,084,166.92	0.40%	5.863	358	78.62	706
Streamline Documentation	13	3,705,213.46	0.37%	5.879	357	82.22	704
Alternative Documentation	1	144,745.31	0.01%	5.731	356	95.00	691
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	1,318	527,862,749.00	52.24%	5.807	387	70.58	703
Purchase	869	360,686,454.28	35.69%	5.852	390	77.37	719
Rate/Term Refinance	283	121,937,167.03	12.07%	5.823	407	72.12	706
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Single Family	1,308	539,083,394.69	53.35%	5.710	380	72.50	701
PUD	411	170,604,389.00	16.88%	5.830	382	73.13	721
Single Family Detached	351	162,538,718.25	16.09%	6.010	432	74.69	720
Condominium	191	54,753,795.13	5.42%	5.744	381	75.28	707
2 Units	74	29,696,249.85	2.94%	6.081	390	70.66	701
4 Units	55	23,238,596.98	2.30%	6.498	407	74.13	722
Condo Low-Rise	45	15,030,376.23	1.49%	6.153	395	76.59	728
3 Units	23	11,134,495.94	1.10%	6.408	428	73.62	724
Condo High-Rise	8	3,115,133.14	0.31%	6.086	371	78.23	708
Townhouse	3	739,221.10	0.07%	5.359	357	73.71	717
Single Family Attached	1	552,000.00	0.05%	6.156	357	80.00	784
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Primary	1,938	850,909,220.44	84.21%	5.756	390	73.02	705
Investor	455	138,484,138.53	13.70%	6.231	391	73.58	729
Second Home	77	21,093,011.34	2.09%	5.916	392	77.24	734
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Arizona	113	28,892,560.59	2.86%	5.920	360	76.75	717
California	1,900	846,495,231.92	83.77%	5.813	392	72.78	710
Colorado	22	8,609,046.65	0.85%	5.862	371	69.36	726
Connecticut	2	791,361.34	0.08%	5.776	357	80.00	750
Florida	108	32,019,433.41	3.17%	5.789	402	72.28	675
Hawaii	6	3,360,184.21	0.33%	5.301	357	64.24	731
Idaho	6	972,739.44	0.10%	5.539	357	77.86	754
Illinois	13	3,545,774.79	0.35%	5.765	454	74.00	651
Indiana	1	244,418.44	0.02%	1.500	358	70.00	719
Kansas	2	423,050.12	0.04%	5.755	357	71.87	718
Kentucky	1	23,192.19	0.00%	6.131	357	80.00	620
Maryland	18	5,958,062.94	0.59%	5.802	357	72.96	694
Massachusetts	6	2,013,053.68	0.20%	6.014	357	75.42	699
Michigan	2	1,165,758.50	0.12%	5.780	358	79.12	682
Minnesota	3	803,114.73	0.08%	6.337	357	77.84	645
Missouri	2	255,800.00	0.03%	6.031	357	82.37	717
Nevada	73	22,099,544.17	2.19%	6.016	385	75.98	726
New Jersey	40	10,961,269.87	1.08%	5.983	357	78.35	700
New Mexico	2	217,592.22	0.02%	5.873	418	77.47	730
New York	5	2,171,658.68	0.21%	5.526	442	68.10	579
Ohio	5	828,130.68	0.08%	5.784	357	80.00	698
Oregon	24	5,968,453.74	0.59%	5.723	373	75.70	735
Pennsylvania	18	3,804,848.78	0.38%	5.988	357	80.45	742
South Carolina	5	1,080,750.26	0.11%	5.712	357	81.37	717
Texas	6	860,107.15	0.09%	5.969	358	86.57	722
Utah	5	1,490,874.24	0.15%	5.935	358	83.86	701
Virginia	17	6,938,385.06	0.69%	5.776	357	79.04	711
Washington	64	18,323,972.51	1.81%	6.111	401	77.26	712
Wisconsin	1	168,000.00	0.02%	5.956	357	80.00	750
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	5	2,149,617.18	0.21%	4.623	357	68.95	735
2.000 - 2.499	170	81,156,774.49	8.03%	5.188	389	70.00	709
2.500 - 2.999	1,026	432,642,073.98	42.82%	5.622	384	72.19	705
3.000 - 3.499	1,024	394,739,271.87	39.06%	6.029	395	74.74	712
3.500 - 3.999	213	82,621,111.80	8.18%	6.308	397	74.50	715
4.000 - 4.499	32	17,177,520.99	1.70%	7.075	404	71.75	701
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	5	2,149,617.18	0.21%	4.623	357	68.95	735
2.000 - 2.499	162	69,606,445.15	6.89%	5.185	390	70.24	707
2.500 - 2.999	1,023	428,635,873.98	42.42%	5.623	383	72.35	705
3.000 - 3.499	1,025	394,269,801.21	39.02%	6.028	396	74.76	712
3.500 - 3.999	213	82,621,111.80	8.18%	6.308	397	74.50	715
4.000 - 4.499	32	17,177,520.99	1.70%	7.075	404	71.75	701
4.500 - 4.999	2	3,390,000.00	0.34%	5.137	413	64.43	718
5.000 - 5.499	6	10,561,000.00	1.05%	5.299	396	63.68	706
5.500 - 5.999	2	2,075,000.00	0.21%	5.848	427	72.89	732
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
8.500 - 8.999	87	39,154,690.33	3.87%	5.577	391	75.36	698
9.000 - 9.499	6	2,878,860.92	0.28%	5.695	449	73.98	713
9.500 - 9.999	1,608	617,421,636.19	61.10%	5.704	375	72.69	706
10.000 -10.499	80	35,483,996.45	3.51%	5.805	436	69.07	672
10.500 -10.999	125	57,088,745.51	5.65%	5.920	356	73.85	704
11.000 -11.499	25	9,404,508.71	0.93%	6.189	354	72.97	694
11.500 -11.999	9	5,101,230.85	0.50%	5.970	386	68.34	755
12.000 -12.499	2	846,636.22	0.08%	6.356	355	77.99	754
12.500 -12.999	521	239,707,187.71	23.72%	6.137	433	74.57	723
19.500 -19.999	7	3,398,877.42	0.34%	6.065	356	78.25	740
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
110.000	1,080	489,124,411.40	48.40%	5.889	403	72.93	718
115.000	1,161	425,691,516.72	42.13%	5.807	358	74.37	714
125.000	229	95,670,442.19	9.47%	5.573	466	69.24	639
Total	2,470	1,010,486,370.31	100.00%	5.825	390	73.19	709